UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07142

HIGHLAND FUNDS II

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith (the “Annual Reports”). This report on Form N-CSR covers information for the year ended September 30, 2019 for. Highland Socially Responsible Equity Fund (the “Socially Responsible Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Fixed Income Fund (the “Fixed Income Fund”), and Highland Energy MLP Fund (the “Energy MLP Fund”).

Highland Funds II

Highland Socially Responsible Equity Fund

(formerly Highland Premier Growth Equity Fund)

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Fixed Income Fund

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-877-665-1287.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Funds II

Highland Socially Responsible Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Fixed Income Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Socially Responsible Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2019, the Highland Socially Responsible Equity Fund (formerly, the Highland Premier Growth Equity Fund) (the “Fund”) returned -11.54% for Class Y shares.1 The Fund’s benchmarks, the S&P 500 Index and the MSCI KLD 400, returned 4.25% and 5.81%, respectively.

Manager’s Discussion

The Fund’s top investment themes at the start of the period were heavily weighted toward the technology, communication services and consumer discretionary sectors. This led to substantial underperformance versus the S&P 500 Index benchmark during the market declines of 4Q’18.

The Adviser modified the Fund’s investment strategy during the period, shifting to a more balanced approach across market sectors. This led to additional underperformance versus the benchmark as sectors which were hit the hardest during 4Q’18 bounced back the strongest during 2019 (i.e. technology and consumer discretionary).

Top contributors to returns for the year included: Exponent, Ally Financial, Mellanox, American Tower Corp and Motorola, while largest detractors were: XPO Logistics, Nvidia, Minerva Neurosciences, Acreage Holdings and Amino, Inc.

We expect markets to remain strong over the next 12 months, despite geopolitical uncertainties such as U.S. elections, Brexit and trade tensions with China, and believe our current positioning is appropriate for that environment. Should markets weaken however, the Adviser is prepared to, including but not limited to, reduce equity holdings and raise cash to potentially limit the effect of a market downturn. The Fund will also continue to use derivatives, such as options, to hedge from and/or to take advantage of market and issuer-related risks.

Finally, the Fund’s portfolio turnover rates increased year-over-year due to more active risk management and the rebalancing/repositioning associated with the change to the Fund’s investment strategy and addition of a new portfolio manager.

1.	Only eligible investors may purchase class Y shares

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Socially Responsible Equity Fund

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	-11.83%	-16.91%	-12.44%	-12.80%	-11.54%	NA

Five Year	5.91%	4.66%	5.12%	5.12%	6.19%	NA

Ten Year	10.47%	9.81%	9.64%	9.64%	10.75%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 1.51%, Class C 2.24%, and Class Y 1.20%. Total net operating expenses for each class excluding dividends on short sales are Class A 1.45%, Class C 2.18%, and Class Y 1.13%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Small-Cap Equity Fund

Performance Review

For the twelve-month period ended September 30, 2019, the Highland Small Cap Equity Fund (the “Fund”) returned 1.17% for Class A shares, 0.44% for Class C shares and 1.40% for Class Y shares. The Fund’s benchmark, the S&P Small Cap 600 Growth Index, returned -10.40% and the Fund’s Morningstar peer group, the Small Blend Category, returned -7.72% for the same period. While the benchmark and Morningstar peer group both had negative performance for this time period, the Fund remained in positive territory across all share classes.

Manager’s Discussion

The Fund’s top investment themes during the year were real estate, healthcare and financials, and the Fund significantly increased its real estate position. The Adviser’s decision to increase the Fund’s real estate position proved to be a good decision, as it was one of the top performance drivers during the year along with financials. Braemar Hotels & Resorts Preferred Stock, the Fund’s current largest single name position, was one of the biggest contributors to performance together with NexPoint Residential Trust, Inc. (NXRT). These positions were the driving force behind real estate industry outperformance. In the previous fiscal year some of the Fund’s largest detractor were Greek Banks, including National Bank of Greece, Alpha Bank and EFG Eurobank, however this year such Banks were significant performance drivers that contributed to the financial sector’s outperformance in the Fund. Healthcare and energy investments were the largest detractors over the year. Names such as Heron Therapeutics and Aerie Pharmaceuticals, along with several other pharmaceutical investment, were a few of the top detractors within healthcare. SM Energy and C&J Energy Services were top detractors in the energy sector. The Fund also uses derivatives, such as options, futures and short positions, to protect from and/or take advantage of market and issuer-related risks. The Fund’s short positions had a positive impact on performance, while derivatives had a slightly negative impact on performance.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Small-Cap Equity Fund

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	1.17%	-4.67%	0.44%	-0.34%	1.40%	NA

Five Year	9.27%	7.98%	8.45%	8.45%	9.50%	NA

Ten Year	12.22%	11.56%	11.39%	11.39%	12.48%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 3.53%, Class C 4.25%, and Class Y 3.29%. Total net operating expenses for each class excluding dividends on short sales are Class A 1.37%, Class C 2.12%, and Class Y 1.12%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Total Return Fund

Performance Review

For the twelve-month period ended September 30, 2019, the Highland Total Return Fund (the “Fund”) returned 0.53% for Class A shares, -0.27% for Class C shares and 0.74% for Class Y shares. The Fund’s benchmarks, the Bloomberg Barclays Capital US Aggregate Bond Index and the S&P 500 Index, returned 10.33% and 4.12%, respectively, over the same period.

Manager’s Discussion

The Fund seeks to maximize total return by investing primarily in a combination of U.S. and International equity and debt securities. We utilize an active approach to asset allocation and hold concentrated positions. Our valuation discipline across asset classes and independent insights ensures that each investment candidate is evaluated from varying perspectives and ideas compete for capital.

Due to a brutal selloff in the fourth calendar quarter of 2018, our fiscal year returns did not measure up. On a calendar year basis and through October 2019, the Fund is outperforming the Morningstar index in 2015, 2016 and 2019. In 2018, the Fund struggled due to our allocations to small cap and international stocks.

With better performance this year through October 30, we are closing back in on the index and category over a 5-year basis. It is important to note that our “since inception” starting point of February 1st, 2015 will provide for a 5-year number where these trends are visible. For now, this fuller explanation is needed as we have just 19 of 20 quarters needed for the complete 5 year measurement period.

As the market’s momentum orientation took a pause near the end of September, our outsized bets in international, real assets and small cap have become investible again for the enterprising investor. We have always believed it was a market of stocks, not a stock market. If correlations begin to fade then our focus on out-of-favor companies with solid long-term prospects and attractive free cash yields can continue its ascent versus the past 12 years’ very momentum-oriented security markets.

The Fund has not made any significant changes over the past year except to increase our weightings in international investments and expand into a few more investible real asset equities. Our large position in low duration bonds has proved fruitful during our management tenure as it has preserved our ability to dynamically allocate capital.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Total Return Fund

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	0.53%	-5.27%	-0.27%	-1.26%	0.74%	NA

Five Year	3.93%	2.70%	3.14%	3.14%	4.17%	NA

Ten Year	5.75%	5.13%	4.95%	4.95%	6.00%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 1.23%, Class C 1.98%, and Class Y 0.98%. Total net operating expenses for each class excluding dividends on short sales are Class A 1.20%, Class C 1.95%, and Class Y 0.95%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Fixed Income Fund

Performance Review

For the twelve-month period ended September 30, 2019, the Highland Fixed Income Fund (the “Fund”) returned 5.76% for Class A shares, 4.89% for Class C shares and 6.02% for Class Y shares. The Fund’s benchmark, the Bloomberg Barclays Capital US Aggregate Bond Index, returned 10.05% and the Fund’s Morningstar peer group, the Intermediate Core-Plus Bond Category, returned 9.12% over the same period.

Manager’s Discussion

Over the past twelve months, an uncertain economic outlook has pushed yields lower across the globe and a new milestone has been reached: negative yields in over half of the EUR investment-grade bond market and 16 percent of junk-rated bonds. Consequently, the shape of yield curves no longer reflects the pricing of interest rate risk and credit spreads are no longer representative of corporate credit risk. To avoid locking in asset/liability mismatches, yield-driven investors are forced to buy anything that does not have a negative yield. Chasing after any bond with a positive yield, irrespective of whether the inherent risks are priced appropriately, is a vicious investment cycle in which we refrain from participating. Despite the widespread ‘reach for yield at any cost’ mentality that has taken hold, there remains a broader range of return sources beyond the conventional that we prefer in order to generate attractive risk-adjusted returns. It is in these pockets that we continue to seek opportunities while also maintaining the defensive characteristics that are expected from fixed income investments.

The underperformance over the past twelve months was driven by the Fund’s substantial underweight exposure to longer duration securities. To begin the year, the Fund had a duration of 3.16 years versus 5.95 years for the index. In our opinion, Duration, a measure of the sensitivity of a bond relative to the change in its underlying yield, is a double-edged sword; the longer the duration, the more risk and volatility, both to the upside and the downside. Though logic suggested having exposure to longer-dated treasuries given the realities of a late-cycle environment and a potential growth slowdown, negative interest rates and yield chasing capital distortions eroded the logical premise of safety in longer-dated treasuries.

With the thirty-year bond yielding less than 2.5 percent in the current environment, as opposed to the 5.5 percent it yielded prior to the last recession, current income no longer cushions the negative effects of duration. Furthermore, fiscal deficits that continue to inundate the market with a heavy supply of securities and the lack of any relevant term premium to compensate investors for taking on more duration risk culminates into a largely unappealing risk-reward tradeoff for long duration securities. Thus, for the past twelve months the Fund has defensively positioned in short-maturity credit where it has been rewarded with attractive yields and low price volatility.

The Fund remains underweight in duration since compensation for taking interest rate risk in the current environment remains very low. Weaker credit quality and bondholder protections in the U.S. corporate sector are not appropriately reflected in credit spreads so we have reduced the Fund’s corporate credit exposure from 60 percent to less than 30 percent. We believe we are entering a period that is likely to be rough for risk assets and look to extend duration and own fixed over floating-rate debt. As we await significant opportunities to invest, liquidity positions in U.S. government guaranteed securities and U.S. agency mortgage-backed securities have been increasing. We look forward to taking advantage of these future opportunities and in the interim have a preference for quality and liquidity over current income in order to preserve investor capital while we wait.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Fixed Income Fund

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	5.76%	1.29%	4.89%	3.89%	6.02%	NA

Five Year	3.09%	2.20%	2.33%	2.33%	3.35%	NA

Ten Year	3.75%	3.30%	2.98%	2.98%	4.00%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 0.95%, Class C 1.70%, and Class Y 0.71%. Total net operating expenses for each class excluding dividends on short sales are Class A 0.90%, Class C 1.65%, and Class Y 0.65%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

8	Annual Report

FUND PROFILE (unaudited)

Highland Socially Responsible Equity Fund

Objective

Highland Socially Responsible Equity Fund seeks long-term growth of capital and future income rather than current income.

Net Assets as of September 30, 2019

$82.9 million

Portfolio Data as of September 30, 2019

The information below provides a snapshot of Highland Socially Responsible Equity Fund at the end of the reporting period. Highland Socially Responsible Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2019(1)

Information Technology	19.5%
Industrials	12.9%
Healthcare	12.8%
Consumer Discretionary	12.5%
Financials	10.2%
Communication Services	7.3%
Energy	4.3%
Materials	4.1%
Consumer Staples	3.6%
Utilities	1.5%
Other Investments and Assets & Liabilities	11.3%

Top 10 Holdings as of 9/30/2019(1)

Hologic, Inc. (Common Stock)	5.2%
Highland Merger Arbitrage Fund, (Registered Investment Company)	5.1%
Verizon Communications, Inc. (Common Stock)	4.4%
Campbell Soup Co (Common Stock)	3.6%
IQVIA Holdings, Inc. (Common Stock)	3.4%
Allstate Corp/The (Common Stock)	3.4%
Microsoft Corp. (Common Stock)	3.4%
Cerner Corp. (Common Stock)	3.3%
EMCOR Group, Inc. (Common Stock)	3.0%
Alphabet, Inc. (Common Stock)	2.9%

(1)	Industries and holdings are calculated as a percentage of total net assets.

Annual Report	9

FUND PROFILE (unaudited)

Highland Small-Cap Equity Fund

Objective

Highland Small-Cap Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2019

$44.6 million

Portfolio Data as of September 30, 2019

The information below provides a snapshot of Highland Small-Cap Equity Fund at the end of the reporting period. Highland Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2019(1)

Real Estate	23.2%
Financials	22.0%
Healthcare	17.9%
Information Technology	8.5%
Consumer Discretionary	5.6%
Energy	5.5%
Materials	4.9%
Industrials	4.6%
Utilities	4.4%
Communication Services	1.5%
Consumer Staples	0.5%
Other Investments and Assets & Liabilities	1.4%

Top 10 Holdings as of 9/30/2019(1)

Braemar Hotels & Resorts, Inc. 5.50%, (Preferred Stock)	7.5%
Eurobank Ergasias (Common Stock)	6.9%
NexPoint Residential Trust (Common Stock)	6.1%
National Bank of Greece (Common Stock)	5.1%
Alpha Bank AE (Common Stock)	5.0%
NexPoint Strategic Opportunities Fund, (Registered Investment Company)	4.8%
Jernigan Capital, Inc. (Common Stock)	4.6%
Coherus Biosciences, Inc. (Common Stock)	4.2%
Vistra Energy Corp. (Common Stock)	3.5%
Portola Pharmaceuticals, Inc. (Common Stock)	3.0%

(1)	Industries and holdings are calculated as a percentage of total net assets.

10	Annual Report

FUND PROFILE (unaudited)

Highland Total Return Fund

Objective

Highland Total Return Fund seeks maximum total return, which includes both income and capital appreciation.

Net Assets as of September 30, 2019

$78.3 million

Portfolio Data as of September 30, 2019

The information below provides a snapshot of Highland Total Return Fund at the end of the reporting period. Highland Total Return Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 9/30/2019 (%)(1)

AAA	0.0	+
AA	2.3
A	10.4
BBB	57.1
BB	1.7
B	0.1
NR	28.4

Industry Classifications as of 09/30/2019(1)

Common Stock	48.4%
Corporate Obligations	19.7%
Foreign Common Stock	17.7%
Registered Investment Companies	4.2%
Foreign Corporate Obligations	2.6%
U.S. Treasury Obligations	2.5%
Agency Mortgage-Backed Securities	1.7%
Preferred Stock	0.3%
Master Limited Partnership	0.3%
Non-Agency Collateralized Mortgage-Backed Securities	0.2%
Agency Collateralized Mortgage Obligations	0.0%
Asset-Backed Security	0.0%
Other Investments and Assets & Liabilities	2.4%

Top 10 Holdings as of 9/30/2019(1)

PICO Holdings, Inc. (Common Stock)	8.4%
Liberty Media Corp.-Liberty Formula One (Common Stock)	6.5%
Bollore SA (Common Stock)	5.7%
CenturyLink, Inc. (Common Stock)	4.5%
Berkshire Hathaway, Inc. (Common Stock)	4.5%
Alphabet, Inc. (Common Stock)	3.9%
Financiere de L’Odet SA (Common Stock)	3.5%
Kayne Anderson Midstream, (Registered Investment Company)	3.0%
Sony Corp. (Common Stock)	2.4%
Citigroup, Inc. (Common Stock)	2.3%

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Rat- ings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(+)	Less than 0.05%

Annual Report	11

FUND PROFILE (unaudited)

Highland Fixed Income Fund

Objective

Highland Fixed Income Fund seeks maximum income consistent with prudent investment management and the preservation of capital.

Net Assets as of September 30, 2019

$198.5 million

Portfolio Data as of September 30, 2019

The information below provides a snapshot of Highland Fixed Income Fund at the end of the reporting period. Highland Fixed Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 9/30/2019 (%)(1)

AAA	4.9
AA	17.5
A	2.7
BBB	27.1
BB	2.2
B	0.2
CCC	0.1
NR	45.3

Sector Classifications as of 09/30/2019(1)(2)

Corporate Obligations	29.8%
Agency Mortgage-Backed Securities	27.1%
U.S. Government Agency — Asset-Backed Securities	10.6%
U.S. Treasury Obligations	9.0%
Municipal Bonds	7.4%
Asset-Backed Securities	5.1%
Registered Investment Companies	3.8%
Preferred Stock	2.4%
Common Stock	1.5%
Non-Agency Collateralized Mortgage-Backed Securities	0.9%
Agency Collateralized Mortgage Obligations	0.9%
Cash Equivalent	0.5%
Foreign Corporate Obligations	0.5%
Other Assets & Liabilities, Net	0.5%

Top 10 Holdings as of 9/30/2019(1)(2)

Government National Mortgage Assoc. 3.25%, 3/16/2059 (Agency Mortgage-Backed Securities)	1.7%
JPMorgan Chase & Co 6.75%, 2/1/2024 (Corporate Obligations)	1.7%
U.S. Treasury Notes 2.38%, 5/15/2029 (U.S. Treasury Obligations)	1.6%
U.S. Treasury Notes 2.25%, 11/15/2027 (U.S. Treasury Obligations)	1.6%
FRESB Mortgage Trust 3.48%, 6/25/2028 (Agency Mortgage-Backed Securities)	1.5%
U.S. Treasury Notes 1.63%, 8/15/2029 (U.S. Treasury Obligations)	1.4%
Government National Mortgage Assoc. 3.15%, 3/16/2061 (Agency Mortgage-Backed Securities)	1.3%
Government National Mortgage Assoc. 3.25%, 8/16/2059 (Agency Mortgage-Backed Securities)	1.3%
U.S. Treasury Notes 2.00%, 8/15/2025 (U.S. Treasury Obligations)	1.3%
Government National Mortgage Assoc. 2.60%, 8/16/2052 (Agency Mortgage-Backed Securities)	1.3%

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

12	Annual Report

FINANCIAL STATMENTS

September 30, 2019

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	13

INVESTMENT PORTFOLIO

As of September 30, 2019	Highland Socially Responsible Equity Fund

Shares		Value ($)

Common Stocks - 88.4%

COMMUNICATION SERVICES - 7.3%
2,000	Alphabet, Inc., Class A (a)	2,442,280
60,000	Verizon Communications, Inc.	3,621,600

		6,063,880

CONSUMER DISCRETIONARY - 12.5%
80,000	Callaway Golf Co	1,552,800
15,000	Choice Hotels International, Inc.	1,334,400
22,000	Columbia Sportswear Co	2,131,580
13,000	Hasbro, Inc.	1,542,970
20,000	Meritage Homes Corp. (a)	1,407,000
25,000	NIKE, Inc., Class B	2,348,000

		10,316,750

CONSUMER STAPLES - 3.6%
63,000	Campbell Soup Co	2,955,960

ENERGY - 4.3%
50,000	Devon Energy Corp.	1,203,000
32,000	ONEOK, Inc.	2,358,080

		3,561,080

FINANCIALS - 10.2%
26,000	Allstate Corp/The (b)	2,825,680
60,000	Ally Financial, Inc. (b)	1,989,600
45,000	BB&T Corp.	2,401,650
6,000	SVB Financial Group (a)	1,253,700

		8,470,630

HEALTHCARE - 12.5%
66,600	Acreage Holdings, Inc.	492,174
40,000	Cerner Corp.	2,726,800
86,000	Hologic, Inc. (a)	4,342,140
19,000	IQVIA Holdings, Inc. (a)	2,838,220

		10,399,334

INDUSTRIALS - 12.9%
25,000	Eaton Corp.	2,078,750
30,000	EMCOR Group, Inc.	2,583,600
65,000	Fastenal Co	2,123,550
30,000	Owens Corning	1,896,000
17,000	United Parcel Service, Inc., Class B	2,036,940

		10,718,840

INFORMATION TECHNOLOGY - 19.5%
6,000	Adobe, Inc. (a)(b)	1,657,500
34,000	Cognex Corp.	1,670,420
22,000	Fortinet, Inc. (a)	1,688,720
8,000	International Business Machines Corp.	1,163,360
4,000	Intuit, Inc.	1,063,760
13,000	Keysight Technologies, Inc. (a)	1,264,250
7,000	Lam Research Corp.	1,617,770
20,000	Microsoft Corp.	2,780,600
7,000	NVIDIA Corp.	1,218,490
16,000	Texas Instruments, Inc.	2,067,840

		16,192,710

Shares		Value ($)

MATERIALS - 4.1%
9,000	Avery Dennison Corp.	1,022,130
60,000	Newmont Goldcorp Corp.	2,275,200
2,000	Omnimax International, Inc. (a)(c)(d)	97,560

		3,394,890

UTILITIES - 1.5%
17,000	Ormat Technologies, Inc.	1,262,930

	Total Common Stocks (Cost $72,899,260)	73,337,004

Registered Investment Companies - 7.6%
220,978	Highland Merger Arbitrage Fund, Class Z (e)	4,238,354
113,630	NexPoint Strategic Opportunities Fund (b)(e)	2,037,386

	Total Registered Investment Companies (Cost $6,795,817)	6,275,740

Preferred Stock - 0.3%

HEALTHCARE - 0.3%
434,783	AMINO, Inc., Series C (a)(c)(d)(f)(g)	252,174

	Total Preferred Stock (Cost $2,500,002)	252,174

Contracts

Purchased Put Options (a) - 0.0%
	Total Purchased Put Options (Cost $40,822)	3,500

Shares

Cash Equivalents - 1.0%

MONEY MARKET FUND (h) - 1.0%
824,944	Dreyfus Treasury Obligations Cash Management, Institutional Class 1.810%	824,944

	Total Cash Equivalents (Cost $824,944)	824,944

Total Investments - 97.3%		80,693,362

(Cost $83,060,845)
Other Assets & Liabilities, Net - 2.7%		2,243,024

Net Assets - 100.0%		82,936,386

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for written options contracts. The market value of the securities pledged as collateral was $6,207,566.
(c)

Securities with a total aggregate value of $349,734, or 0.4% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

14	See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Socially Responsible Equity Fund

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $349,734, or 0.4% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2019. Please see Notes to Financial Statements.

(e)	Affiliated issuer. Assets with a total aggregate market value of $6,275,740, or 7.6% of net assets, were affiliated with the Fund as of September 30, 2019.
(f)	There is currently no rate available.
(g)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Year End	Percent of Net Assets
AMINO, Inc.	Preferred Stock	11/18/2016	$2,500,002	$252,174	0.3%

(h)	Rate shown is 7 day effective yield.

Purchased put option contracts outstanding as of September 30, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTION:
NIKE, Inc.	$85.00	Jefferies	October 2019	250	$2,348,000	$40,822	$3,500

Written call option contracts outstanding as of September 30, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
NIKE, Inc.	$97.50	Jefferies	January 2020	(125)	$1,174,000	$(20,338)	$(43,750)
FactSet Research Systems, Inc.	290.00	Jefferies	October 2019	(25)	607,425	(9,527)	(1,725)
Campbell Soup Co	47.00	Jefferies	October 2019	(150)	703,800	(9,107)	(12,750)
Adobe, Inc.	305.00	Jefferies	October 2019	(30)	828,750	(6,741)	(480)

						$(45,713)	$(58,705)

See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO

As of September 30, 2019	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks - 87.3%

COMMUNICATION SERVICES - 1.5%
15,275	Sinclair Broadcast Group, Inc., Class A	652,853

CONSUMER DISCRETIONARY - 5.6%
10,100	Genesco, Inc. (a)(b)	404,202
8,200	Gentherm, Inc. (a)(b)	336,897
14,000	K12, Inc. (a)(b)	369,600
7,075	LKQ Corp. (a)(b)	222,508
6,000	Oxford Industries, Inc. (b)	430,200
8,195	Tractor Supply Co (b)	741,156

		2,504,563

CONSUMER STAPLES - 0.5%
18,400	SpartanNash Co (b)	217,672

ENERGY - 1.7%
25,800	C&J Energy Services, Inc. (a)(b)	276,834
6,420	Dril-Quip, Inc. (a)(b)	322,155
15,920	SM Energy Co (b)	154,265

		753,254

FINANCIALS - 22.0%
5,000,000	Alpha Bank AE ADR	2,250,000
3,094	Canadian Imperial Bank of Commerce (b)	255,441
19,070	Cannae Holdings, Inc. (a)(b)	523,853
9,550	CIT Group, Inc. (b)	432,710
6,377,500	Eurobank Ergasias ADR (a)	3,061,200
2,430	IBERIABANK Corp. (b)	183,562
7,275	KKR & Co, Inc., Class A (b)	195,334
744,050	National Bank of Greece (a)(b)	2,265,586
57,120	Oaktree Specialty Lending Corp. (b)	295,882
3,835	Raymond James Financial, Inc. (b)	316,234

		9,779,802

HEALTHCARE - 17.9%
10,700	Aerie Pharmaceuticals, Inc. (a)(b)	205,654
16,900	Amicus Therapeutics, Inc. (a)(b)	135,538
7,100	ANI Pharmaceuticals, Inc. (a)(g)	517,448
2,582	Charles River Laboratories International, Inc. (a)(g)	341,779
89,825	Coherus Biosciences, Inc. (a)(b)	1,819,854
35,716	Collegium Pharmaceutical, Inc. (a)(g)	410,020
25,273	Heron Therapeutics, Inc. (a)(b)	467,550
6,650	Intersect ENT, Inc. (a)(b)	113,117
4,025	LHC Group, Inc. (a)(b)	457,079
8,245	MEDNAX, Inc. (a)(g)	186,502
4,220	Molina Healthcare, Inc. (a)(b)	463,018
2,100	Nektar Therapeutics, Class A (a)(g)	38,252
2,450	NuVasive, Inc. (a)(g)	155,281
8,750	Pacira BioSciences, Inc. (a)(g)	333,113
77,800	Paratek Pharmaceuticals, Inc. (a)(b)	336,096
49,750	Portola Pharmaceuticals, Inc. (a)(g)	1,334,295
4,255	PRA Health Sciences, Inc. (a)(b)	422,224
22,400	Surgery Partners, Inc. (a)(g)	165,424
1,922	Ultragenyx Pharmaceutical, Inc. (a)(b)	82,223

		7,984,467

Shares		Value ($)

INDUSTRIALS - 4.6%
89,606	America Airports (a)	405,915
14,000	JetBlue Airways Corp. (a)(b)	234,500
28,100	Luxfer Holdings (g)	437,798
5,160	Matson, Inc. (b)	193,552
20,000	Resources Connection, Inc. (b)	339,800
1,400	Teledyne Technologies, Inc. (a)(b)	450,786

		2,062,351

INFORMATION TECHNOLOGY - 8.5%
26,300	Avaya Holdings Corp. (a)	269,049
4,620	CoreLogic, Inc. (a)(b)	213,767
5,500	Cornerstone OnDemand, Inc. (a)(b)	301,510
23,050	Ebix, Inc. (b)	970,405
7,675	Fortinet, Inc. (a)(b)	589,133
6,750	Science Applications International Corp. (b)	589,613
12,700	SS&C Technologies Holdings, Inc. (b)	654,939
6,990	Teradata Corp. (a)(b)	216,690

		3,805,106

MATERIALS - 4.9%
26,100	Loma Negra Cia Industrial Argentina ADR (a)(b)	150,075
250,000	MPM Holdings, Inc. (a)(b)(c)(d)	1,250,000
2,205	Quaker Chemical Corp. (b)	348,699
6,600	Sensient Technologies Corp. (b)	453,090

		2,201,864

REAL ESTATE - 15.7%
176,500	Ashford Hospitality Trust, Inc., REIT (b)	584,215
48,500	Independence Realty Trust, Inc., REIT (b)	694,035
105,461	Jernigan Capital, Inc., REIT (b)	2,030,124
58,192	NexPoint Residential Trust, REIT (b)(e)	2,721,058
12,277	RAIT Financial Trust, REIT (a)	614
14,300	RLJ Lodging Trust, REIT (b)	242,957
10,266	Spirit MTA, REIT (b)	86,645
13,050	Spirit Realty Capital, Inc., REIT (b)	624,573

		6,984,221

UTILITIES - 4.4%
61,000	Central Puerto ADR (a)(b)	179,950
5,450	NRG Energy, Inc. (b)	215,820
58,975	Vistra Energy Corp. (b)	1,576,402

		1,972,172

	Total Common Stocks (Cost $36,976,271)	38,918,325

Preferred Stock - 7.5%

REAL ESTATE - 7.5%
161,290	Braemar Hotels & Resorts, Inc., REIT 5.50% (b)	3,364,509

	Total Preferred Stock (Cost $2,499,995)	3,364,509

16	See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Small-Cap Equity Fund

Shares		Value ($)

Registered Investment Companies - 5.7%
39,647	Highland Global Allocation Fund (b)(e)	406,382
118,673	NexPoint Strategic Opportunities Fund (b)(e)	2,127,807

	Total Registered Investment Companies (Cost $3,016,609)	2,534,189

Master Limited Partnerships - 3.8%

ENERGY - 3.8%
24,220	Dynagas LNG Partners LP (b)	47,956
71,290	Energy Transfer LP (b)	932,473
7,150	Plains All American Pipeline LP (b)	148,362
22,475	Western Midstream Partners LP (b)	559,403

	Total Master Limited Partnerships (Cost $1,365,104)	1,688,194

Cash Equivalents - 16.6%

MONEY MARKET FUND (f) - 16.6%
7,378,521	Dreyfus Treasury Obligations Cash Management, Institutional Class 1.810%	7,378,521

	Total Cash Equivalents (Cost $7,378,521)	7,378,521

Total Investments - 120.9%		53,883,738

(Cost $51,236,500)
Other Assets & Liabilities, Net - (20.9)%		(9,313,969)

Net Assets - 100.0%		44,569,769

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for the credit facility with Bank of New York Mellon. The market value of the securities pledged as collateral was $39,760,168.
(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $1,250,000, or 2.8% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2019. Please see Notes to Financial Statements.

(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Year End	Percent of Net Assets
MPM Holdings, Inc.	Common Stock	5/15/2019	$—	$1,250,000	2.8%

(e)	Affiliated issuer. Assets with a total aggregate market value of $5,255,247, or 11.8% of net assets, were affiliated with the Fund as of September 30, 2019.
(f)	Rate shown is 7 day effective yield.
(g)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $2,697,061.

See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO

As of September 30, 2019	Highland Total Return Fund

Shares		Value ($)

Common Stocks - 48.4%

COMMUNICATION SERVICES - 22.0%
581	Alphabet, Inc., Class A (a)	709,482
2,491	Alphabet, Inc., Class C (a)	3,036,529
283,739	CenturyLink, Inc.	3,541,063
9,635	Facebook, Inc., Class A (a)	1,715,801
11,040	GCI Liberty, Inc. (a)	685,253
28,802	Liberty Global (a)	685,200
9,772	Liberty Global, Class A (a)	241,857
128,284	Liberty Media Corp.-Liberty Formula One, Class A (a)	5,078,763
29,000	Reading International, Inc., Class A (a)	346,840
9,260	Walt Disney Co.	1,206,763

		17,247,551

CONSUMER DISCRETIONARY - 2.1%
865	Amazon.com, Inc. (a)	1,501,562
225	JG Boswell Co	153,675

		1,655,237

CONSUMER STAPLES - 1.6%
16,270	Philip Morris International, Inc.	1,235,381

FINANCIALS - 8.7%
20	Bank of Utica	8,575
16,870	Berkshire Hathaway, Inc., Class B (a)	3,509,297
25,079	Brookfield Asset Management, Inc., Class A	1,331,469
26,160	Citigroup, Inc.	1,807,133
3,540	Wells Fargo & Co	178,558

		6,835,032

HEALTHCARE - 0.6%
3,800	CVS Health Corp.	239,666
6,400	Pfizer, Inc.	229,952

		469,618

INDUSTRIALS - 8.5%
4,520	AMREP Corp. (a)	25,832
652,122	PICO Holdings, Inc. (a)	6,579,911

		6,605,743

INFORMATION TECHNOLOGY - 0.3%
3,000	QUALCOMM, Inc.	228,840

MATERIALS - 1.4%
4,590	Compass Minerals International, Inc.	259,289
12,232	Keweenaw Land Association Ltd. (a)	856,240

		1,115,529

REAL ESTATE - 3.2%
44,100	Brookfield Property, Inc., Class A, REIT	899,199
17,630	Consolidated-Tomoka Land Co	1,156,528
1,295	Phillips Edison & Co, Inc., REIT (a)(c)(d)	13,846
23,035	Retail Opportunity Investments Corp., REIT	419,928

		2,489,501

	Total Common Stocks (Cost $35,249,103)	37,882,432

Principal Amount ($)		Value ($)

Corporate Obligations - 19.7%

COMMUNICATION SERVICES - 2.2%
650,000	Charter Communications Operating 3.58%, 07/23/20	655,915
6,472	iHeartCommunications, Inc. 6.38%, 05/01/26	7,022
12,132	8.38%, 05/01/27	13,167
1,007,000	Time Warner Cable 5.00%, 02/01/20	1,015,225

		1,691,329

CONSUMER DISCRETIONARY - 0.7%
310,000	DR Horton, Inc. 4.00%, 02/15/20	311,863
219,000	Lennar Corp. 4.50%, 11/15/19	219,274
32,000	MGM Resorts International 5.25%, 03/31/20	32,440

		563,577

CONSUMER STAPLES - 2.3%
32,000	Altria Group, Inc. 2.63%, 01/14/20	32,014
215,000	Constellation Brands, Inc. 2.00%, 11/07/19	214,914
55,000	General Mills, Inc. 2.20%, 10/21/19	54,999
166,000	JM Smucker Co/The 2.20%, 12/06/19	165,949
70,000	Keurig Dr Pepper, Inc. 2.00%, 01/15/20	69,962
499,000	Kraft Heinz Foods Co 5.38%, 02/10/20	503,861
134,000	Mondelez International, Inc. 5.38%, 02/10/20	135,483
4,000	Philip Morris International, Inc. 1.88%, 11/01/19	3,999
105,000	Walgreens Boots Alliance, Inc. 2.70%, 11/18/19	105,016
500,000	Wm Wrigley Jr Co 2.90%, 10/21/19 (b)	500,196

		1,786,393

ENERGY - 1.7%
26,000	Enterprise Products Operating 2.55%, 10/15/19	26,005
359,000	Kinder Morgan Energy Partners LP 6.85%, 02/15/20	365,052
354,000	Kinder Morgan, Inc. 3.05%, 12/01/19	354,204
42,000	5.63%, 11/15/23 (b)	46,636
536,000	Williams Cos., Inc. 5.25%, 03/15/20	543,052

		1,334,949

FINANCIALS - 3.2%
50,000	Bank of New York Mellon Corp. MTN 2.60%, 08/17/20	50,244

18	See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Total Return Fund

Principal Amount ($)		Value ($)

Corporate Obligations (continued)

FINANCIALS (continued)
17,000	Charles Schwab Corp./The 4.45%, 07/22/20	17,334
160,000	Citigroup, Inc. 2.40%, 02/18/20	160,155
184,000	2.45%, 01/10/20	184,133
250,000	Discover Bank 8.70%, 11/18/19	251,942
25,000	Goldman Sachs Group, Inc. MTN VAR ICE LIBOR USD 3 Month+1.600%, 3.90%, 07/15/20	25,182
1,000,000	JPMorgan Chase & Co 2.25%, 01/23/20	1,000,298
265,000	VAR ICE LIBOR USD 3 Month+ 3.470%, 5.74% (e)	266,645
500,000	Prudential Financial, Inc. VAR ICE LIBOR USD 3 Month+3.920%, 5.63%, 06/15/43	538,387

		2,494,320

HEALTHCARE - 1.6%
430,000	Allergan Funding SCS 3.00%, 03/12/20	431,277
13,000	Amgen, Inc. 4.50%, 03/15/20	13,147
100,000	Cardinal Health, Inc. 2.40%, 11/15/19	99,990
50,000	Humana, Inc. 2.63%, 10/01/19	50,000
680,000	Zimmer Biomet Holdings, Inc. 4.63%, 11/30/19	682,456

		1,276,870

INDUSTRIALS - 5.7%
200,000	Aircastle Ltd. 7.63%, 04/15/20	205,613
68,000	Burlington Northern Santa Fe 4.70%, 10/01/19	68,000
33,000	Delta Air Lines, Inc. 2.88%, 03/13/20	33,074
250,000	Emerson Electric Co 4.88%, 10/15/19	250,246
308,000	General Electric Co 2.10%, 12/11/19	307,770
1,000	2.20%, 01/09/20	999
645,000	VAR ICE LIBOR USD 3 Month+ 3.330%, 5.00% (e)	610,254
801,000	5.50%, 01/08/20	807,272
26,000	5.55%, 05/04/20	26,377
386,000	Lockheed Martin Corp. 4.25%, 11/15/19	386,924
330,000	Pentair Finance Sarl 2.65%, 12/01/19	330,028
54,000	Republic Services, Inc. 5.00%, 03/01/20	54,640
3,000	Rockwell Automation, Inc. 2.05%, 03/01/20	3,001

Principal Amount ($)		Value ($)

INDUSTRIALS (continued)
328,000	Southwest Airlines Co 2.75%, 11/06/19	328,072
908,000	Textron, Inc. 7.25%, 10/01/19	908,000
138,000	United Technologies Corp. 1.50%, 11/01/19	137,913
37,000	8.88%, 11/15/19	37,284

		4,495,467

INFORMATION TECHNOLOGY - 1.3%
764,000	Broadcom Corp. 2.38%, 01/15/20	764,006
10,000	Corning, Inc. 4.25%, 08/15/20	10,173
215,000	KLA Corp. 3.38%, 11/01/19	215,076

		989,255

MATERIALS - 0.1%
11,000	Avery Dennison Corp. 5.38%, 04/15/20	11,165
95,000	Vulcan Materials Co VAR ICE LIBOR USD 3 Month+0.600%, 2.72%, 06/15/20	95,065

		106,230

REAL ESTATE - 0.2%
30,000	Iron Mountain, Inc. 6.00%, 08/15/23	30,783
89,000	Reckson Operating Partnership LP 7.75%, 03/15/20	91,085

		121,868

UTILITIES - 0.7%
209,000	Sempra Energy 1.63%, 10/07/19	208,981
125,000	TECO Finance, Inc. 5.15%, 03/15/20	126,549
250,000	WEC Energy Group, Inc. VAR ICE LIBOR USD 3 Month+2.113%, 4.27%, 05/15/67	210,692

		546,222

	Total Corporate Obligations (Cost $15,585,391)	15,406,480

Shares

Foreign Common Stocks - 17.7%

CANADA - 0.3%
16,875	PrairieSky Royalty Ltd.	235,536

FRANCE - 11.9%
1,067,898	Bollore SA	4,426,638
3,109	Financiere de L’Odet SA	2,779,343
16,000	Vivendi SA	439,221
61,225	Vivendi SA ADR	1,673,279

		9,318,481

See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Total Return Fund

Shares		Value ($)

Foreign Common Stocks (continued)

GERMANY - 0.3%
13,700	Deutsche Telekom AG ADR	228,790

JAPAN - 4.2%
30,320	Nintendo Co, Ltd. ADR	1,412,912
32,345	Sony Corp. ADR	1,912,560

		3,325,472

UNITED KINGDOM - 1.0%
1,704	iHeartMedia, Inc. (a)	25,560
72,800	Merlin Entertainments (b)	405,855
9,500	Merlin Entertainments ADR	105,307
9,575	Williams Cos., Inc.	230,375

		767,097

	Total Foreign Common Stocks (Cost $14,184,475)	13,875,376

Registered Investment Companies - 4.2%
1	BlackRock Taxable Municipal Bond Trust	25
103	Cohen & Steers Limited Duration Preferred and Income Fund	2,639
34,062	DoubleLine Opportunistic Credit Fund	705,424
221,834	Kayne Anderson Midstream	2,402,462
39,710	TCW Strategic Income Fund	225,553

	Total Registered Investment Companies (Cost $3,239,463)	3,336,103

Principal Amount ($)

Foreign Corporate Obligations - 2.6% (f)

BELGIUM - 0.2%
141,000	Anheuser-Busch InBev Worldwide, Inc., 6.88%, 11/15/19	141,744

GERMANY - 1.9%
635,000	Deutsche Telekom International Finance BV, 2.23%, 01/17/20 (b)	634,945
310,000	EMD Finance, 2.40%, 03/19/20 (b)	310,006
382,000	2.40%, 03/19/20	382,008
200,000	Volkswagen International Finance NV, 4.00%, 08/12/20	202,865

		1,529,824

UNITED KINGDOM - 0.5%
20,000	BAT Capital Corp., VAR ICE LIBOR USD 3 Month+0.590%, 2.77%, 08/14/20	20,042
43,000	BAT International Finance, 2.75%, 06/15/20	43,133
302,000	Mead Johnson Nutrition Co, 4.90%, 11/01/19	302,643

		365,818

	Total Foreign Corporate Obligations (Cost $2,036,097)	2,037,386

Principal Amount ($)		Value ($)

U.S. Treasury Obligations - 2.5%
1,000,000	U.S. Treasury Bills 2.05%, 10/15/2019	999,343
500,000	U.S. Treasury Notes 1.38%, 1/15/2020	499,258
500,000	1.75%, 12/31/2020	499,765

	Total U.S. Treasury Obligations (Cost $1,998,663)	1,998,366

Agency Mortgage-Backed Securities - 1.7%
46,396	Federal Home Loan Mortgage Corp. 5.00%, 6/1/2041	51,565
398,484	Federal National Mortgage Assoc. 3.00%, 2/1/2043 to 6/1/2043 (g)	410,995
177,876	3.50%, 11/1/2042 to 2/1/2043 (g)	187,713
68,060	4.00%, 2/1/2044	72,159
132,783	4.50%, 2/1/2040 to 1/1/2041 (g)	143,772
62,184	5.00%, 6/1/2041	69,056
99,067	Government National Mortgage Assoc. 3.00%, 4/20/2043 to 6/20/2043 (g)	102,544
98,516	3.50%, 5/20/2043	104,654
113,161	4.00%, 1/20/2041 to 4/20/2043 (g)	120,691
41,794	4.50%, 5/20/2040 to 3/20/2041 (g)	45,738

	Total Agency Mortgage-Backed Securities (Cost $1,272,064)	1,308,887

Shares

Master Limited Partnership - 0.3%

ENERGY - 0.3%
17,000	Energy Transfer LP	222,360

	Total Master Limited Partnerships (Cost $228,046)	222,360

Preferred Stock - 0.3%

ENERGY - 0.3%
9,850	Energy Transfer Operating LP 7.38% (e)(h)	241,719

	Total Preferred Stock (Cost $234,035)	241,719

Principal Amount ($)

Non-Agency Collateralized Mortgage-Backed Securities - 0.2%
12,389	Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX 5.48%, 1/15/2049 (h)	12,413
60,000	JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C 5.05%, 1/15/2047 (h)	64,832
40,000	WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class AS 4.35%, 3/15/2047 (h)	43,135

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $114,064)	120,380

20	See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Total Return Fund

Principal Amount ($)		Value ($)

Asset-Backed Security - 0.0%
1	Bear Stearns Asset Backed Securities Trust, Series 2003-ABF1, Class A VAR ICE LIBOR USD 1 Month+0.740%, 2.76%, 1/25/2034	1

	Total Asset-Backed Security (Cost $1)	1

Agency Collateralized Mortgage Obligations - 0.0%
51,753	Federal National Mortgage Assoc. REMIC, Series 2012-93, Class SW VAR LIBOR USD 1 Month+6.100%, 4.08%, 9/25/2042 (i)	8,846
3,496	Federal National Mortgage Assoc. STRIPS, Series 2004-354, Class 1 0.00%, 12/25/2034 (j)	3,183

	Total Agency Collateralized Mortgage Obligations (Cost $29,229)	12,029

Shares

Cash Equivalents - 3.5%

MONEY MARKET FUND (k) - 3.5%
2,711,378	Dreyfus Treasury Obligations Cash Management, Institutional Class 1.810%	2,711,378

	Total Cash Equivalents (Cost $2,711,378)	2,711,378

Total Investments - 101.1%		79,152,897

(Cost $76,882,009)
Other Assets & Liabilities, Net - (1.1)%		(853,027)

Net Assets - 100.0%		78,299,870

(a)	Non-income producing security.
(b)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2019, these securities amounted to $1,897,638 or 2.4% of net assets.

(c)

Securities with a total aggregate value of $13,846, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $13,846, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2019. Please see Notes to Financial Statements.

(e)	Perpetual security with no stated maturity date.
(f)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(g)	Securities are grouped by coupon and represent a range of maturities.
(h)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2019. Current LIBOR rates include 1 month which is equal to 2.02% and 3 months equal to 2.09%.

(i)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(j)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(k)	Rate shown is 7 day effective yield.

The Fund invested in the following countries as of September 30, 2019:

Country	Percentage (based on Total Investments)*
United States	80.0%
France	11.7%
Japan	4.2%
Germany	2.2%
United Kingdom	1.4%
Canada	0.3%
Belgium	0.2%

100.0%

Industry[1]	Domestic	Foreign	Percentage (based on Total Investments)*
Media & Entertainment	16.4%	4.5%	20.9%
Transportation	0.1%	9.0%	9.1%
Commercial Services & Supplies	8.3%	0.0%	8.3%
Diversified Financials	6.1%	0.0%	6.1%
Telecommunication Services	5.4%	0.3%	5.7%
Real Estate	3.1%	0.0%	3.1%
Consumer Durables & Apparel	0.2%	2.4%	2.6%
Banks	2.5%	0.0%	2.5%
Retailing	1.9%	0.0%	1.9%
Food, Beverage & Tobacco	1.6%	0.0%	1.6%
Materials	1.4%	0.0%	1.4%
Consumer Services	0.0%	0.7%	0.7%
Energy	0.3%	0.3%	0.6%
Health Care Equipment & Services	0.3%	0.0%	0.3%
Pharmaceuticals, Biotechnology & Life Sciences	0.3%	0.0%	0.3%
Semiconductors & Semiconductor Equipment	0.3%	0.0%	0.3%

			65.4%

See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.	21

INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Total Return Fund

Sector	Percentage (based on Total Investments)*
Corporate Obligation	22.0%
U.S. Treasury Obligation	2.5%
Agency Mortgage-Backed Security	1.7%
Other (each less than 1.0%)	0.8%

27.0%

Other Instruments	Percentage (based on Total Investments)*
Registered Investment Companies	4.2%
Cash Equivalent	3.4%

7.6%

100.0%

[1]	Includes domestic and foreign equity securities.
*	The calculated percentages are based on total investments. The other assets & liabilities, net line has been excluded from the calculation.

22	See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2019	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Corporate Obligations - 29.8%

COMMUNICATION SERVICES - 0.6%
471,000	AT&T VAR ICE LIBOR USD 3 Month+0.950%, 3.25%, 07/15/21	475,284
336,000	5.15%, 03/15/42	385,739
119,000	Sprint 7.25%, 09/15/21	127,283
168,000	Warner Media 5.35%, 12/15/43	192,240

		1,180,546

CONSUMER DISCRETIONARY - 1.5%
750,000	Block Financial 4.13%, 10/01/20	762,026
750,000	Ford Motor Credit VAR ICE LIBOR USD 3 Month+1.080%, 3.37%, 08/03/22	734,211
200,000	5.88%, 08/02/21	209,550
250,000	General Motors Financial VAR ICE LIBOR USD 3 Month+1.270%, 3.58%, 10/04/19	250,018
197,000	VAR ICE LIBOR USD 3 Month+1.550%, 3.85%, 01/14/22	198,492
750,000	Tapestry 4.25%, 04/01/25	785,488

		2,939,785

CONSUMER STAPLES - 0.3%
450,000	Altria Group 3.80%, 02/14/24	470,721
108,000	4.50%, 05/02/43	108,557

		579,278

ENERGY - 2.9%
259,000	Energy Transfer Operating 6.50%, 02/01/42	311,191
181,000	Kinder Morgan Energy Partners 3.50%, 09/01/23	187,386
205,000	4.30%, 05/01/24	219,246
1,300,000	Kinder Morgan, Inc. 3.05%, 12/01/19	1,300,751
90,000	Occidental Petroleum 6.20%, 03/15/40	108,635
150,000	Unit Corp 6.63%, 05/15/21	114,375
1,567,000	Williams Cos., Inc. 4.13%, 11/15/20	1,591,899
197,000	4.55%, 06/24/24	212,161
317,000	5.25%, 03/15/20	321,171
1,280,000	7.88%, 09/01/21	1,409,579

		5,776,394

FINANCIALS - 14.1%
455,000	Andina de Fomento 4.38%, 06/15/22	479,939
750,000	Assured Guaranty US Holdings 5.00%, 07/01/24	825,347

Principal Amount ($)		Value ($)

FINANCIALS (continued)
980,000	Bank of America MTN VAR ICE LIBOR USD 3 Month+1.750%, 3.85%, 09/28/20	988,306
3,000	4.10%, 07/24/23	3,203
1,500,000	VAR ICE LIBOR USD 3 Month+ 3.898%, 6.10% (a)	1,639,822
810,000	Capital One Financial VAR ICE LIBOR USD 3 Month+0.950%, 3.05%, 03/09/22	816,498
1,100,000	Charles Schwab VAR ICE LIBOR USD 3 Month+ 4.820%, 7.00% (a)	1,204,935
750,000	Citigroup VAR ICE LIBOR USD 3 Month+ 4.059%, 5.88% (a)	756,821
1,500,000	Everest Reinsurance Holdings VAR ICE LIBOR USD 3 Month+2.385%, 4.54%, 05/15/37	1,363,642
103,000	Genworth Holdings 4.80%, 02/15/24	92,185
101,000	7.70%, 06/15/20	103,777
500,000	Goldman Sachs Capital III VAR ICE LIBOR USD 3 Month+ 0.770%, 4.00% (a)	415,760
750,000	Goldman Sachs Group, Inc. MTN VAR ICE LIBOR USD 3 Month+1.170%, 3.33%, 11/15/21	755,887
516,000	VAR ICE LIBOR USD 3 Month+1.400%, 3.53%, 08/26/20	518,177
750,000	VAR ICE LIBOR USD 3 Month+1.750%, 4.01%, 10/28/27	773,834
500,000	VAR ICE LIBOR USD 3 Month+ 3.922%, 5.38% (a)	505,942
500,000	Independent Bank Group VAR ICE LIBOR USD 3 Month+2.830%, 5.00%, 12/31/27	511,229
450,000	JPMorgan Chase & Co VAR ICE LIBOR USD 3 Month+ 3.800%, 5.30% (a)	455,159
359,000	VAR ICE LIBOR USD 3 Month+ 3.470%, 5.74% (a)	361,228
3,000,000	VAR ICE LIBOR USD 3 Month+ 3.780%, 6.75% (a)	3,332,145
221,000	Liberty Mutual Group 4.25%, 06/15/23 (b)	234,477
750,000	Manufacturers & Traders Trust VAR ICE LIBOR USD 3 Month+0.640%, 2.78%, 12/01/21	749,740
1,550,000	MetLife VAR ICE LIBOR USD 3 Month+ 3.575%, 5.25% (a)	1,570,344
500,000	Morgan Stanley MTN VAR ICE LIBOR USD 3 Month+0.500%, 3.00%, 02/21/20	496,250
250,000	VAR ICE LIBOR USD 3 Month+1.120%, 3.24%, 12/15/19	245,312
500,000	VAR ICE LIBOR USD 3 Month+1.250%, 3.57%, 01/16/20	500,593

See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.	23

INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Corporate Obligations (continued)

FINANCIALS (continued)
500,000	VAR CPI YOY+2.000%, 3.81%, 02/11/20	498,125
224,000	4.88%, 11/01/22	240,311
850,000	NTC Capital II VAR ICE LIBOR USD 3 Month+0.590%, 2.89%, 04/15/27	799,298
750,000	Old Republic International 4.88%, 10/01/24	821,852
250,000	People’s United Bank 4.00%, 07/15/24	261,845
895,000	Prudential Financial, Inc. VAR ICE LIBOR USD 3 Month+3.920%, 5.63%, 06/15/43	963,714
750,000	State Street VAR ICE LIBOR USD 3 Month+1.000%, 3.12%, 06/15/47	576,754
750,000	Stifel Financial 3.50%, 12/01/20	758,112
1,025,000	US Bancorp VAR ICE LIBOR USD 3 Month+ 3.486%, 5.13% (a)	1,054,059
800,000	USB Capital IX VAR ICE LIBOR USD 3 Month+ 1.020%, 3.50% (a)	683,216
795,000	Wachovia Capital Trust II VAR ICE LIBOR USD 3 Month+0.500%, 2.80%, 01/15/27	736,091
750,000	Wells Fargo MTN 4.13%, 08/15/23	796,433

		27,890,362

HEALTHCARE - 1.4%
197,000	Allergan Funding SCS 3.85%, 06/15/24	207,987
2,000,000	CVS Health 2.80%, 07/20/20	2,009,202
399,000	3.35%, 03/09/21	405,494
187,000	Endo Finance 5.38%, 01/15/23 (b)	115,005
97,000	Mylan 5.40%, 11/29/43	102,217

		2,839,905

INDUSTRIALS - 2.5%
1,554,000	BNSF Funding Trust I VAR ICE LIBOR USD 3 Month+2.350%, 6.61%, 12/15/55	1,719,532
750,000	General Electric Co MTN VAR ICE LIBOR USD 3 Month+0.300%, 2.60%, 05/13/24	691,987
689,000	VAR ICE LIBOR USD 3 Month+ 3.330%, 5.00% (a)	651,883
775,000	Masco 5.95%, 03/15/22	833,784
497,000	Pitney Bowes 4.63%, 03/15/24	474,635

Principal Amount ($)		Value ($)

INDUSTRIALS (continued)
605,000	United Technologies VAR ICE LIBOR USD 3 Month+0.650%, 2.82%, 08/16/21	605,058

		4,976,879

INFORMATION TECHNOLOGY - 0.6%
500,000	Motorola Solutions 3.50%, 03/01/23	515,813
750,000	Western Union 3.60%, 03/15/22	770,379

		1,286,192

MATERIALS - 1.0%
1,020,000	Martin Marietta Materials VAR ICE LIBOR USD 3 Month+0.650%, 2.80%, 05/22/20	1,021,524
975,000	Sherwin-Williams 4.20%, 01/15/22	1,011,377

		2,032,901

REAL ESTATE - 2.9%
750,000	Corporate Office Properties 5.25%, 02/15/24	808,333
2,000,000	National Retail Properties 3.80%, 10/15/22	2,077,088
1,394,000	VEREIT Operating Partnership 4.13%, 06/01/21	1,430,986
698,000	4.60%, 02/06/24	750,094
569,000	WP Carey 4.60%, 04/01/24	609,017

		5,675,518

UTILITIES - 2.0%
111,000	Evergy 4.85%, 06/01/21	114,841
42,000	PacifiCorp 6.25%, 10/15/37	59,156
1,750,000	Southern VAR ICE LIBOR USD 3 Month+3.630%, 5.50%, 03/15/57	1,821,392
2,460,000	WEC Energy Group, Inc. VAR ICE LIBOR USD 3 Month+2.113%, 4.27%, 05/15/67	2,073,214

		4,068,603

	Total Corporate Obligations (Cost $58,845,365)	59,246,363

Agency Mortgage-Backed Securities - 27.1%
1,500,000	Federal Home Loan Bank 4.05%, 11/6/2028	1,502,895
500,000	4.10%, 12/6/2030	523,501
1,000,000	Federal Home Loan Mortgage Corp. MTN 2.00%, 2.50%, 12/30/2019, 6/30/2021 (c)	1,000,150
911,185	Federal Home Loan Mortgage Corp. 4.00%, 5/1/2044	973,452
146,721	5.00%, 6/1/2041	163,066

24	See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Agency Mortgage-Backed Securities (continued)
2,000,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K735, Class AM 2.46%, 5/25/2026	2,036,329
2,000,000	Federal National Mortgage Assoc. 1.75%, 2.25%, 10/29/2019, 10/29/2020 (c)	1,999,714
3,079,592	3.00%, 2/1/2043 to 6/1/2043 (d)	3,176,342
1,309,984	3.50%, 11/1/2042 to 2/1/2043 (d)	1,382,807
1,410,521	4.00%, 1/1/2041 to 3/1/2044 (d)	1,502,584
1,889,253	4.50%, 10/1/2039 to 4/1/2041 (d)	2,047,188
196,644	5.00%, 6/1/2041	218,375
1,500,000	Federal National Mortgage Assoc. ACES, Series 2019-M12, Class A2 2.89%, 5/25/2029 (e)	1,588,754
2,771,190	FRESB Mortgage Trust, Series 2018-SB52, Class A10F 3.48%, 6/25/2028 (e)	2,919,359
2,033,177	FRESB Mortgage Trust, Series 2018-SB53, Class A10F 3.66%, 6/25/2028 (e)	2,197,418
1,995,264	FRESB Mortgage Trust, Series 2019-SB62, Class A10F 3.07%, 3/25/2029 (e)	2,098,197
1,994,328	FRESB Mortgage Trust, Series 2019-SB60, Class A10F 3.31%, 1/25/2029 (e)	2,106,087
998,633	FRESB Mortgage Trust, Series 2019-SB63, Class A10H VAR ICE LIBOR USD 1 Month+2.890%, 2.89%, 3/25/2039	1,028,057
1,408,999	FRESB Mortgage Trust, Series 2017-SB42, Class A10F 2.96%, 10/25/2027 (e)	1,464,673
2,500,000	Government National Mortgage Assoc., Series 2012-100, Class BA 2.60%, 8/16/2052 (e)	2,527,175
3,363,485	Government National Mortgage Assoc., Series 2019-2, Class AE 3.25%, 3/16/2059	3,456,520
611,812	Government National Mortgage Assoc., Series 2018-123, Class AH 3.25%, 9/16/2052	627,686
572,238	Government National Mortgage Assoc., Series 2018-2, Class AG 2.40%, 6/16/2050	571,310
680,599	Government National Mortgage Assoc., Series 2017-24, Class A 2.25%, 9/16/2044	678,677
651,249	Government National Mortgage Assoc., Series 2012-67, Class AE 2.22%, 4/16/2044	650,088
1,000,000	Government National Mortgage Assoc., Series 2018-68, Class B 3.00%, 2/16/2059 (e)	1,034,970
1,974,689	Government National Mortgage Assoc., Series 2018-129, Class AG 3.10%, 5/16/2059	2,017,382

Principal Amount ($)		Value ($)
1,105,795	Government National Mortgage Assoc. 3.50%, 5/20/2043	1,174,694
1,126,831	4.00%, 1/20/2041 to 4/20/2043 (d)	1,201,520
328,092	Government National Mortgage Assoc., Series 2011-10, Class AC 3.61%, 11/16/2044 (e)	331,819
1,907,868	Government National Mortgage Assoc., Series 2017-106, Class AC 2.60%, 4/16/2051	1,919,242
2,482,056	Government National Mortgage Assoc., Series 2018-156, Class AD 3.25%, 8/16/2059 (e)	2,557,780
2,492,633	Government National Mortgage Assoc., Series 2019-55, Class AH 3.15%, 3/16/2061 (e)	2,568,546
1,909,087	Government National Mortgage Assoc., Series 2012-83, Class AK 3.43%, 12/16/2053 (e)	1,989,535
485,608	Government National Mortgage Assoc., Series 2018-3, Class AG 2.50%, 10/16/2058	485,307

	Total Agency Mortgage-Backed Securities (Cost $52,120,156)	53,721,199

U.S. Government Agency - Asset-Backed Securities - 10.6%
2,255,621	SBA Small Business Investment Company, Series 2018-10A, Class 1 3.19%, 3/10/2028	2,380,066
2,224,175	SBA Small Business Investment Company, Series 2018-10B, Class 1 3.55%, 9/10/2028	2,349,989
1,978,568	SBA Small Business Investment Company, Series 2019-10A, Class 1 3.11%, 3/10/2029	2,078,713
1,253,826	SBA Small Business Investment Company, Series 2016-10B, Class 1 2.05%, 9/10/2026	1,254,996
923,914	SBA Small Business Investment Company, Series 2017-10B, Class 1 2.52%, 9/10/2027	934,062
2,392,827	Small Business Administration VAR Prime Rate by Country -2.600%, 2.90%, 12/25/2043	2,395,343
2,123,616	VAR Prime Rate by Country -2.600%, 2.90%, 5/25/2043	2,125,407
804,702	VAR Prime Rate by Country -2.520%, 2.98%, 9/25/2036	806,090
1,853,420	VAR Prime Rate by Country -2.500%, 3.00%, 3/25/2025	1,858,974
1,817,717	VAR Prime Rate by Country -2.500%, 3.00%, 5/25/2028	1,826,593
1,411,733	VAR Prime Rate by Country -2.450%, 3.05%, 7/25/2028	1,419,538
1,408,940	Small Business Administration, Series 2018-20H, Class 1 3.58%, 8/1/2038	1,520,619

	Total U.S. Government Agency - Asset-Backed Securities (Cost $20,525,789)	20,950,390

See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.	25

INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

U.S. Treasury Obligations - 9.0%
500,000	U.S. Treasury Bonds 2.25%, 8/15/2046	512,861
500,000	2.75%, 11/15/2042	561,250
1,549,395	U.S. Treasury Inflation Protected Security 0.63%, 4/15/2023	1,562,300
2,500,000	U.S. Treasury Notes 1.50%, 8/15/2026	2,480,177
2,750,000	1.63%, 8/15/2029	2,737,647
2,500,000	2.00%, 8/15/2025	2,556,055
3,000,000	2.25%, 11/15/2027	3,138,750
3,000,000	2.38%, 5/15/2029	3,186,328
1,000,000	2.63%, 2/15/2029	1,082,480

	Total U.S. Treasury Obligations (Cost $17,590,840)	17,817,848

Municipal Bonds - 7.4%

CALIFORNIA - 1.0%
500,000	Adelanto Public Utility Authority Insured: AGM 3.75%, 07/01/24	535,570
200,000	California State 3.00%, 04/01/47 (e)	200,600
365,000	Industry Public Facilities Authority of California Insured: AGM 5.04%, 01/01/27	374,851
300,000	San Francisco City & County Redevelopment Financing Authority 8.26%, 08/01/29	424,212
470,000	Stanton Redevelopment Agency 8.63%, 12/01/21	536,345

		2,071,578

ILLINOIS - 0.8%
1,500,000	Illinois Housing Development Authority 2.10%, 08/01/34 (e)	1,500,000

KENTUCKY - 0.4%
750,000	Clark County School District Finance Corp Insured: ST INTERCEPT 5.20%, 06/01/26	774,045

MARYLAND - 0.6%
570,000	Maryland Economic Development 3.40%, 06/01/23	583,817
500,000	3.70%, 06/01/25	517,170

		1,100,987

MICHIGAN - 0.7%
750,000	Belding Area Schools Insured: Q-SBLF 6.50%, 05/01/25	772,080
635,000	Comstock Park Public Schools Insured: Q-SBLF 6.30%, 05/01/26	678,942

		1,451,022

NEW YORK - 0.6%
320,000	New York & New Jersey Port Authority 4.46%, 10/01/62	407,696

Principal Amount ($)		Value ($)

NEW YORK (continued)
720,000	New York State Dormitory Authority 5.00%, 01/01/24	756,144

		1,163,840

NORTH DAKOTA - 0.5%
750,000	Kindred Public School District No. 2 6.00%, 08/01/27	903,937

PENNSYLVANIA - 0.0%
100,000	Pennsylvania Turnpike Commission 7.47%, 06/01/25	103,850

TEXAS - 1.6%
750,000	North Texas Tollway Authority 8.91%, 02/01/20	767,123
2,500,000	Texas State 2.08%, 06/01/45 (e)	2,500,000

		3,267,123

WASHINGTON - 0.4%
750,000	Washington Higher Education Facilities Authority 4.27%, 10/01/22	773,325

WISCONSIN - 0.8%
1,500,000	Wisconsin Housing & Economic Development Authority 2.08%, 03/01/38 (e)	1,500,000

	Total Municipal Bonds (Cost $14,205,114)	14,609,707

Asset-Backed Securities - 5.1%
2,265,000	American Express Credit Account Master Trust, Series 2018-4, Class A 2.99%, 12/15/2023	2,305,319
833,333	Avis Budget Rental Car Funding AESOP, Series 2014-2A, Class A 2.50%, 2/20/2021 (b)	833,680
410,000	Avis Budget Rental Car Funding AESOP, Series 2016-1A, Class A 2.99%, 6/20/2022 (b)	414,591
60,000	BMW Vehicle Lease Trust, Series 2017-2, Class A4 2.19%, 3/22/2021	60,025
343,800	DT Auto Owner Trust, Series 2015-3A, Class D 4.53%, 10/17/2022 (b)	344,132
2,200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A 2.44%, 1/15/2027 (b)	2,205,681
2,000,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A 2.31%, 4/15/2026 (b)	2,000,030
1,000,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1 3.13%, 3/15/2023 (b)	1,014,893

26	See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2019	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Asset-Backed Securities (continued)
1,000,000	Toyota Auto Receivables Owner Trust, Series 2017-D, Class A3 1.93%, 1/18/2022	999,554

	Total Asset-Backed Securities (Cost $10,054,769)	10,177,905

Shares

Registered Investment Companies - 3.8%
18,500	BlackRock MuniHoldings Investment Quality Fund	250,305
61,863	BlackRock Taxable Municipal Bond Trust	1,529,253
40,170	DoubleLine Income Solutions Fund	800,187
48,809	DoubleLine Opportunistic Credit Fund	1,010,834
217,750	Nuveen Credit Strategies Income Fund	1,628,770
50,988	Nuveen Taxable Municipal Income Fund	1,136,523
26,750	PIMCO Dynamic Credit and Mortgage Income Fund	654,840
28,550	RiverNorth	497,341

	Total Registered Investment Companies (Cost $7,208,979)	7,508,053

Preferred Stock - 2.4%

COMMUNICATION SERVICES - 0.6%
46,675	Qwest Corp. 6.75%, 06/15/2057	1,192,523

ENERGY - 0.5%
16,328	Energy Transfer Operating 7.63% (a)(e)	407,352
21,000	Energy Transfer Operating LP 7.38% (a)(e)	515,340

		922,692

FINANCIALS - 0.8%
28,000	GMAC Capital Trust I 7.94%, 02/15/2040 (e)	733,880
30,155	Monroe Capital 5.75%, 10/31/2023	761,715
4,144	US Bancorp 6.50% (a)(e)	113,338

		1,608,933

REAL ESTATE - 0.5%
18,203	Brookfield Property, REIT 6.38% (a)	456,167
20,000	Brookfield Property Partners 6.50% (a)	524,600

		980,767

	Total Preferred Stock (Cost $4,495,473)	4,704,915

Common Stocks - 1.5%

FINANCIALS - 0.2%
56,023	Oaktree Strategic Income	462,190

Shares		Value ($)

REAL ESTATE - 1.3%
23,221	Phillips Edison & Co, Inc., REIT (f)(g)(h)	248,235
28,536	Retail Opportunity Investments Corp., REIT	520,211
188,500	VEREIT, Inc., REIT	1,843,530

		2,611,976

	Total Common Stocks (Cost $3,053,362)	3,074,166

Principal Amount ($)

Non-Agency Collateralized Mortgage-Backed Securities - 0.9%
104,744	Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX 5.48%, 1/15/2049 (e)	104,948
100,000	Commercial Mortgage Trust, Series 2013-LC13, Class AM 4.56%, 8/10/2046 (b)(e)	107,991
120,000	Commercial Mortgage Trust, Series 2014-CR14, Class AM 4.53%, 2/10/2047 (e)	130,474
105,000	GS Mortgage Securities Trust, Series 2014-GC20, Class AS 4.26%, 4/10/2047	112,764
153,000	JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C 5.05%, 1/15/2047 (e)	165,321
100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class C 4.97%, 2/15/2047 (e)	104,716
210,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class AS 4.22%, 7/15/2046 (e)	222,487
191,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class C 4.22%, 7/15/2046 (e)	196,207
100,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class B 5.21%, 3/15/2045 (b)(e)	106,000
115,000	WFRBS Commercial Mortgage Trust, Series 2013-C17, Class AS 4.26%, 12/15/2046	123,584
140,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class B 4.72%, 3/15/2047 (e)	151,262
263,000	WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class AS 4.35%, 3/15/2047 (e)	283,609

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $1,729,421)	1,809,363

Agency Collateralized Mortgage Obligations - 0.9%
1,589,363	Federal National Mortgage Assoc. REMIC, Series 2016-104, Class QA 3.00%, 11/25/2043	1,653,975

See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.	27

INVESTMENT PORTFOLIO (concluded)

As of September 30, 2019	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Agency Collateralized Mortgage Obligations (continued)
70,185	Federal National Mortgage Assoc. REMIC, Series 2010-16, Class PA 4.50%, 2/25/2040	74,540

	Total Agency Collateralized Mortgage Obligations (Cost $1,656,499)	1,728,515

Foreign Corporate Obligations (i) - 0.5%

CANADA - 0.1%
205,000	Nutrien, 4.90%, 06/01/43	225,511

CHINA - 0.1%
205,000	CNOOC Nexen Finance, 4.25%, 04/30/24	219,430

NORWAY - 0.0%
31,000	Equinor, 4.80%, 11/08/43	39,662

SWITZERLAND - 0.3%
500,000	UBS AG, 5.13%, 05/15/24	539,463

	Total Foreign Corporate Obligations (Cost $952,085)	1,024,066

Shares

Cash Equivalents - 0.5%

MONEY MARKET FUND (j) - 0.5%
1,036,076	Dreyfus Treasury Obligations Cash Management, Institutional Class 1.810%	1,036,076

	Total Cash Equivalents (Cost $1,036,076)	1,036,076

Total Investments - 99.5%		197,408,566

(Cost $193,473,928)
Other Assets & Liabilities, Net - 0.5%		1,097,552

Net Assets - 100.0%		198,506,118

(a)	Perpetual security with no stated maturity date.
(b)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2019, these securities amounted to $7,376,480 or 3.7% of net assets.

(c)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(d)	Securities are grouped by coupon and represent a range of maturities.
(e)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2019. Current LIBOR rates include 1 month which is equal to 2.02% and 3 months equal to 2.09%.

(f)

Securities with a total aggregate value of $248,235, or 0.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(g)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $248,235, or 0.1% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2019. Please see Notes to Financial Statements.

(h)	Non-income producing security.
(i)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(j)	Rate shown is 7 day effective yield.

28	See Glossary on page 29 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal Corp.
Q-SBLF	Qualified School Board Loan Fund
ST INTERCEPT	State Aid Intercept

Other Abbreviations:
ADR	American Depositary Receipt
CPI	Consumer Price Index
FRESB	Freddie Mac Small Balance
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
Ltd.	Limited
MTN	Medium-Term Note
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
STRIPs	Separate Trading of Registered Interest and Principal of Security
USD	United States Dollar
VAR	Variable Rate

Annual Report	29

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2019	Highland Funds II

	Highland Socially Responsible Equity Fund ($)	Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Fixed Income Fund ($)
Assets
Investments, at value	73,592,678	41,249,970	76,441,519	196,372,490
Affiliated investments, at value (Note 10)	6,275,740	5,255,247	—	—

Total Investments, at value	79,868,418	46,505,217	76,441,519	196,372,490
Cash equivalents (Note 2)	824,944	7,378,521	2,711,378	1,036,076
Cash	39,787	73,622	303,509	12,416
Restricted Cash — Written Options	170,428	—	—	—
Foreign currency	—	—	436	—
Foreign tax reclaim receivable	3,722	—	44,213	3,388
Receivable for:
Investment sold	3,480,490	5,050,750	483,984	12,180
Dividends and interest	47,186	152,943	262,186	1,122,637
Investment advisory and administration fees (Note 7)	—	23,692	—	61,676
Fund shares sold	27,688	27,128	60,217	221,162
Due from broker	—	1,395,302	—	—
Prepaid expenses and other assets	23,964	38,015	17,501	21,341

Total assets	84,486,627	60,645,190	80,324,943	198,863,366

Liabilities:
Margin loan agreement payable (Note 6).	—	14,725,000	—	—
Written options contracts, at value (Note 3)	58,705	—	—	—
Due to broker	76,637	16,003	—	—

Payable for:
Investments purchased	1,105,913	1,122,722	1,848,214	—
Fund shares redeemed	93,097	84,077	29,545	107,173
Audit fees	65,000	26,000	35,000	60,000
Accounting services fees	46,402	34,568	56,147	103,530
Investment advisory and administration fees	36,732	—	9,023	—
Custody fees	20,883	10,090	16,232	14,946
Transfer agent fees	14,584	8,599	9,687	16,914
Trustees fees	5,721	2,677	3,941	8,879
Accrued dividends on securities sold short	—	7,315	—	—
Interest expense and commitment fee payable (Note 6)	—	25,487	—	—
Income distribution payable	—	—	—	22,835
Accrued expenses and other liabilities	26,567	12,883	17,284	22,971

Total liabilities	1,550,241	16,075,421	2,025,073	357,248

Commitments and Contingencies (Note 7)

Net Assets	82,936,386	44,569,769	78,299,870	198,506,118

30	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

As of September 30, 2019	Highland Funds II

	Highland Socially Responsible Equity Fund ($)	Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Fixed Income Fund ($)
Net Assets Consist of:
Paid-in capital	91,668,332	41,536,022	73,637,031	196,384,138
Total distributable earnings (loss)	(8,731,946)	3,033,747	4,662,839	2,121,980

Net Assets	82,936,386	44,569,769	78,299,870	198,506,118

Investments, at cost	75,440,084	39,452,460	74,170,631	192,437,852
Affiliated investments, at cost (Note 10)	6,795,817	4,405,519	—	—
Cash equivalents, at cost (Note 2)	824,944	7,378,521	2,711,378	1,036,076
Foreign currency, at cost	—	—	448	—
Written option premiums received	45,713	—	—	—

Class A:
Net assets	66,432,973	29,719,181	40,099,413	89,042,009
Shares outstanding ($0.001 par value; unlimited shares authorized)	4,421,655	2,466,761	1,744,468	6,824,710
Net asset value per share(a)(b)	15.02	12.05	22.99	13.05
Maximum offering price per share(c)	15.94	12.79	24.39	13.63

Class C:
Net assets	5,615,259	3,233,041	2,625,128	2,485,891
Shares outstanding ($0.001 par value; unlimited shares authorized)	815,932	444,750	129,162	190,295
Net asset value and offering price per share(a)	6.88	7.27	20.32	13.06

Class Y:
Net assets	10,888,154	11,617,547	35,575,329	106,978,218
Shares outstanding ($0.001 par value; unlimited shares authorized)	654,115	856,589	1,521,392	8,206,427
Net asset value, offering and redemption price per share	16.65	13.56	23.38	13.04

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases without an initial sales charge of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75% for all Funds except for the Fixed Income Fund, which is 4.25%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	31

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2019	Highland Funds II

	Highland Socially Responsible Equity Fund ($)	Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Fixed Income Fund ($)
Investment Income:
Income:
Dividends from unaffiliated issuers	1,358,640	832,720	1,044,485	856,668
Dividends from affiliated issuers (Note 10)	821,089	240,554	—	—
Interest from unaffiliated issuers	78,017	79,773	657,891	6,150,220
Less: Foreign taxes withheld	—	(2,441)	(59,798)	(700)

Total income	2,257,746	1,150,606	1,642,578	7,006,188

Expenses:
Investment advisory (Note 7)	669,041	557,859	398,794	596,750
Distribution and shareholder service fees: (Note 7)
Class A	196,757	80,114	103,549	227,244
Class C	75,155	34,838	30,471	25,210
Accounting services fees	86,827	41,339	66,601	147,631
Transfer agent fees	177,761	90,644	100,008	204,161
Legal fees	46,120	21,166	9,895	52,679
Registration fees	41,062	49,297	44,500	47,450
Audit fees	88,338	31,955	35,543	82,159
Interest expense and commitment fees (Note 6)	—	570,183	—	—
Insurance	18,451	5,687	7,557	11,547
Trustees fees (Note 7)	28,027	11,987	—	50,028
Reports to shareholders	45,081	9,689	15,420	45,556
Custodian/wire agent fees	96,866	51,728	81,894	84,196
Dividends and fees on securities sold short (Note 2)	—	29,032	—	—
Other	90,741	18,285	20,719	46,965

Total operating expenses before waiver and reimbursement	1,660,227	1,603,803	914,951	1,621,576
Less: Expenses waived or borne by the adviser and administrator	(70,696)	(379,374)	(23,219)	(110,365)

Net operating expenses	1,589,531	1,224,429	891,732	1,511,211

Net investment income (loss)	668,215	(73,823)	750,846	5,494,977

Net Realized and Unrealized Gain (loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(5,899,044)	(1,934,085)	(716,666)	476,997
Investments from affiliated issuers (Note 10)	(18)	—	—	—
Capital gain distributions from affiliated issuers	9,687	—	—	—
Securities sold short (Note 2)	(433,711)	2,003,892	—	—
Swap contracts (Note 3)	869,358	—	—	—
Written options contracts (Note 3)	70,115	15,177	—	—
Foreign currency related transactions	12,093	—	1,188	—

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	(12,020,052)	(2,123,199)	(155,466)	5,081,163
Investments in affiliated issuers (Note 10)	(714,247)	334,842	—	—
Securities sold short (Note 2)	—	1,797,652	—	—
Swap contracts (Note 3)	38,787	—	—	—
Written options contracts (Note 3)	(7,428)	—	—	—
Foreign currency related translations	(2,919)	—	(907)	—

Net realized and unrealized gain (loss) on investments	(18,077,379)	94,279	(871,851)	5,558,160

Total increase (decrease) in net assets resulting from operations	(17,409,164)	20,456	(121,005)	11,053,137

32	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds II

	Highland Socially Responsible Equity Fund		Highland Small-Cap Equity Fund

	Year Ended September 30, 2019 ($)	Year Ended September 30, 2018 ($)	Year Ended September 30, 2019 ($)	Year Ended September 30, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	668,215	(193,775)	(73,823)	(218,173)
Net realized gain (loss) on investments	(5,371,520)	47,013,156	84,984	5,863,764
Net increase (decrease) in unrealized (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(12,705,859)	(24,854,825)	9,295	(1,587,618)

Net increase (decrease) from operations	(17,409,164)	21,964,556	20,456	4,057,973

Distributions
Class A	(32,574,252)	(22,677,999)	(4,295,752)	(6,252,953)
Class C	(4,824,095)	(3,707,293)	(731,356)	(1,052,075)
Class Y	(10,386,774)	(6,885,689)	(1,044,218)	(1,432,331)

Total distributions	(47,785,121)	(33,270,981)	(6,071,326)	(8,737,359)

Decrease in net assets from operations and distributions	(65,194,285)	(11,306,425)	(6,050,870)	(4,679,386)

Share transactions:
Proceeds from sale of shares
Class A	2,971,142	5,966,614	2,406,671	6,291,443
Class C	584,595	824,684	967,839	856,815
Class Y	2,726,660	8,025,290	7,347,323	7,321,659
Value of distributions reinvested
Class A	31,672,818	21,857,793	4,069,015	5,959,451
Class C	4,629,738	3,427,323	712,786	1,017,530
Class Y	10,381,069	6,693,552	1,028,517	1,400,924
Cost of shares redeemed
Class A	(26,196,528)	(25,752,321)	(8,819,897)	(17,313,668)
Class C	(3,961,014)	(5,160,676)	(1,994,885)	(2,028,520)
Class Y	(22,745,799)	(12,630,417)	(6,097,743)	(23,969,074)

Net increase (decrease) from shares transactions	62,681	3,251,842	(380,374)	(20,463,440)

Total decrease in net assets	(65,131,604)	(8,054,583)	(6,431,244)	(25,142,826)

Net Assets
Beginning of year	148,067,990	156,122,573	51,001,013	76,143,839

End of year	82,936,386	148,067,990	44,569,769	51,001,013

See accompanying Notes to Financial Statements.	33

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

	Highland Socially Responsible Equity Fund		Highland Small-Cap Equity Fund

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	190,353	213,228	194,957	437,953
Issued for distribution reinvested	2,272,082	831,410	403,672	475,405
Shares redeemed	(1,624,969)	(920,066)	(705,465)	(1,205,840)

Net increase (decrease) in fund shares	837,466	124,572	(106,836)	(292,482)

Class C:
Shares sold	63,357	43,297	130,339	88,010
Issued for distribution reinvested	721,143	190,513	116,468	121,278
Shares redeemed	(505,722)	(268,487)	(264,383)	(212,902)

Net increase (decrease) in fund shares	278,778	(34,677)	(17,576)	(3,614)

Class Y:
Shares sold	147,501	271,725	525,433	450,398
Issued for distribution reinvested	673,657	240,169	90,778	100,989
Shares redeemed	(1,321,809)	(425,626)	(444,632)	(1,515,228)

Net increase (decrease) in fund shares	(500,651)	86,268	171,579	(963,841)

34	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

	Highland Total Return Fund		Highland Fixed Income Fund

	Year Ended September 30, 2019 ($)	Year Ended September 30, 2018 ($)	Year Ended September 30, 2019 ($)	Year Ended September 30, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	750,846	4,110,385	5,494,977	3,868,483
Net realized gain (loss) on investments	(715,478)	550,385	476,997	(338,257)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(156,373)	(3,700,733)	5,081,163	(2,742,610)

Net increase (decrease) from operations	(121,005)	960,037	11,053,137	787,616

Distributions
Class A	(277,754)	(2,060,602)	(2,522,414)	(2,598,615)
Class C	(19,684)	(180,471)	(51,309)	(62,485)
Class Y	(314,727)	(1,748,447)	(3,038,201)	(1,230,286)
Return of capital:
Class A	—	(890,212)	(29,603)	(134,542)
Class C	—	(67,991)	(602)	(3,235)
Class Y	—	(786,560)	(35,398)	(63,697)

Total distributions	(612,165)	(5,734,283)	(5,677,527)	(4,092,860)

Increase (decrease) in net assets from operations and distributions	(733,170)	(4,774,246)	5,375,610	(3,305,244)

Share transactions:
Proceeds from sale of shares
Class A	1,461,031	949,847	2,657,999	6,247,782
Class C	105,341	500,459	329,556	1,278,123
Class Y	3,846,228	8,111,452	16,786,104	69,669,949
Value of distributions reinvested
Class A	263,151	2,622,770	2,286,475	2,449,565
Class C	16,300	157,062	47,782	58,703
Class Y	304,454	2,180,629	3,031,076	1,241,444
Cost of shares redeemed
Class A	(7,504,785)	(11,069,430)	(14,730,312)	(14,798,652)
Class C	(1,197,796)	(1,310,099)	(930,997)	(1,178,704)
Class Y	(9,150,974)	(17,518,528)	(12,633,549)	(5,751,153)

Net increase (decrease) from shares transactions	(11,857,050)	(15,375,838)	(3,155,866)	59,217,057

Total increase (decrease) in net assets	(12,590,220)	(20,150,084)	2,219,744	55,911,813

Net Assets
Beginning of year	90,890,090	111,040,174	196,286,374	140,374,561

End of year	78,299,870	90,890,090	198,506,118	196,286,374

See accompanying Notes to Financial Statements.	35

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Highland Funds II

	Highland Total Return Fund		Highland Fixed Income Fund

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	65,495	40,949	208,364	484,099
Issued for distribution reinvested	13,041	113,810	178,547	191,692
Shares redeemed	(339,799)	(485,240)	(1,157,735)	(1,156,386)

Net decrease in fund shares	(261,263)	(330,481)	(770,824)	(480,595)

Class C:
Shares sold	5,796	23,698	25,775	98,509
Issued for distribution reinvested	908	7,615	3,725	4,588
Shares redeemed	(61,438)	(63,948)	(72,976)	(91,985)

Net increase (decrease) in fund shares	(54,734)	(32,635)	(43,476)	11,112

Class Y:
Shares sold	171,212	346,231	1,311,049	5,480,548
Issued for distribution reinvested	14,861	93,174	236,781	97,368
Shares redeemed	(411,859)	(746,768)	(987,633)	(451,487)

Net increase (decrease) in fund shares	(225,786)	(307,363)	560,197	5,126,429

36	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2019	Highland Small-Cap Equity Fund

($)
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	20,456

Adjustments to Reconcile Net Investment Loss to Net Cash Used in Operating Activities:
Purchases of investment securities from unaffiliated issuers	(5,641,114)
Purchases of investment securities from affiliated issuers	(1,166,126)
Proceeds from disposition of investment securities from unaffiliated issuers	20,560,158
Proceeds from return of capital of investment securities from unaffiliated issuers	46,366
Purchases of short-term portfolio investments, net	(7,378,521)
Purchases to cover securities sold short	(8,344,593)
Proceeds from disposition of securities sold short	2,792,342
Net purchases of purchased options contracts	(503,455)
Net proceeds received from written options contracts	15,177
Net realized loss on Investments from unaffiliated issuers	1,934,085
Net realized gain on securities sold short and written options contracts	(2,019,069)
Net change in unrealized appreciation (depreciation) on unaffiliated investments, affiliated investments and securities sold short	(9,295)
Increase in receivable for investments sold	(5,050,750)
Increase in due from broker	(1,395,302)
Increase in dividends and interest receivable	(77,551)
Increase in receivable from related parties	(23,692)
Increase in prepaid expenses and other assets	(8,508)
Increase in due to broker	16,003
Decrease in payable upon receipt of securities on loan	(861,707)
Increase in payable for investments purchased	1,122,722
Increase in payables to related parties	22,803
Increase in payable for custody fees	10,068
Decrease in payable for transfer agent fees	(628)
Increase in payable for audit fees	26,000
Increase in accrued dividends on short sales	5,808
Increase in payable for commitment fees	9,233
Decrease in accrued expenses and other liabilities	(49,619)

Net cash flow used in operating activities	(5,948,709)

Cash Flows Used In Financing Activities:
Borrowings under credit facility	2,475,000
Distributions paid in cash	(261,008)
Payments of shares redeemed	(16,899,679)
Proceeds from shares sold	10,734,882

Net cash flow used in financing activities	(3,950,805)

Net Decrease in Cash	(9,899,514)

Cash, Restricted Cash, and Foreign Currency/Due to Custodian:
Beginning of year	9,973,136

End of year	73,622

Supplemental disclosure of cash flow information:
Reinvestment of distributions	5,810,318

Cash paid during the period for interest expense and commitment fees	570,183

See accompanying Notes to Financial Statements.	37

FINANCIAL HIGHLIGHTS

Highland Socially Responsible Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$28.61	$31.18	$34.45	$32.32	$34.99

Income from Investment Operations:

Net investment income (loss)(a)	0.10	(0.03)	(0.03)	0.02	0.04

Net realized and unrealized gain (loss)	(4.20)	4.16	4.15	4.73	(0.25)

Total from Investment Operations	(4.10)	4.13	4.12	4.75	(0.21)

Less Distributions Declared to shareholders:

From net realized gains	(9.49)	(6.70)	(7.39)	(2.62)	(2.46)

Total distributions declared to shareholders	(9.49)	(6.70)	(7.39)	(2.62)	(2.46)

Net Asset Value, End of Year(b)	$15.02	$28.61	$31.18	$34.45	$32.32

Total Return(b)(c)	(11.83)%	15.14%	15.46%	14.84%	(1.10)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$66,433	$102,528	$107,865	$117,817	$169,434

Gross operating expenses(e)	1.51%	1.19%	1.27%	1.28%	1.13%

Net investment income/(expense)	0.57%	(0.12)%	(0.10)%	0.07%	0.13%

Portfolio turnover rate	807%	258%	83%	77%	18%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.45%	1.19%	1.27%	1.28%	1.13%

Interest expense and commitment fees	—	—	0.04%	0.04%	0.01%

Dividends and fees on securities sold short	—	—	—	0.03%	—

38	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Socially Responsible Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$19.46	$23.37	$27.85	$26.76	$29.57

Income from Investment Operations:

Net investment loss(a)	(0.01)	(0.17)	(0.19)	(0.18)	(0.18)

Net realized and unrealized gain (loss)	(3.08)	2.96	3.10	3.89	(0.17)

Total from Investment Operations	(3.09)	2.79	2.91	3.71	(0.35)

Less Distributions Declared to shareholders:

From net realized gains	(9.49)	(6.70)	(7.39)	(2.62)	(2.46)

Total distributions declared to shareholders	(9.49)	(6.70)	(7.39)	(2.62)	(2.46)

Net Asset Value, End of Year(b)	$6.88	$19.46	$23.37	$27.85	$26.76

Total Return(b)(c)	(12.44)%	14.28%	14.58%	13.98%	(1.82)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$5,615	$10,453	$13,365	$21,466	$19,096

Gross operating expenses(e)	2.24%	1.95%	2.02%	2.03%	1.88%

Net investment income/(expense)	(0.16)%	(0.85)%	(0.84)%	(0.69)%	(0.63)%

Portfolio turnover rate	807%	258%	83%	77%	18%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.18%	1.95%	2.02%	2.03%	1.88%

Interest expense and commitment fees	—	—	0.04%	0.05%	0.01%

Dividends and fees on securities sold short	—	—	—	0.04%	—

See accompanying Notes to Financial Statements.	39

FINANCIAL HIGHLIGHTS

Highland Socially Responsible Equity Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$30.38	$32.66	$35.65	$33.29	$35.89

Income from Investment Operations:

Net investment income(a)	0.17	0.04	0.04	0.10	0.14

Net realized and unrealized gain (loss)	(4.41)	4.38	4.36	4.88	(0.28)

Total from Investment Operations	(4.24)	4.42	4.40	4.98	(0.14)

Less Distributions Declared to shareholders:

From net realized gains	(9.49)	(6.70)	(7.39)	(2.62)	(2.46)

Total distributions declared to shareholders	(9.49)	(6.70)	(7.39)	(2.62)	(2.46)

Net Asset Value, End of Year(b)	$16.65	$30.38	$32.66	$35.65	$33.29

Total Return(b)(c)	(11.54)%	15.38%	15.78%	15.12%	(0.87)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$10,888	$35,088	$34,893	$35,939	$35,521

Gross operating expenses(e)	1.20%	0.94%	1.02%	1.03%	0.88%

Net investment income/(expense)	0.91%	0.13%	0.14%	0.29%	0.38%

Portfolio turnover rate	807%	258%	83%	77%	18%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.13%	0.94%	1.02%	1.03%	0.88%

Interest expense and commitment fees	—	—	0.04%	0.05%	0.01%

Dividends and fees on securities sold short	—	—	—	0.03%	—

40	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$14.02	$15.23	$13.99	$12.96	$14.90

Income from Investment Operations:

Net investment income (loss)(a)	(0.02)	(0.05)	0.08	0.11	0.01

Net realized and unrealized gain (loss)	(0.16)	1.21	1.86	2.80	(0.27)

Total from Investment Operations	(0.18)	1.16	1.94	2.91	(0.26)

Less Distributions Declared to shareholders:

From net investment income	—	(0.03)	(0.09)	—	—

From net realized gains	(1.79)	(2.34)	(0.61)	(1.88)	(1.68)

Total distributions declared to shareholders	(1.79)	(2.37)	(0.70)	(1.88)	(1.68)

Net Asset Value, End of Year(b)	$12.05	$14.02	$15.23	$13.99	$12.96

Total Return(b)(c)	1.17%	9.50%	14.53%	25.87%	(2.47)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$29,719	$36,072	$43,663	$35,935	$29,765

Gross operating expenses(e)	3.53%	2.94%	2.00%	2.02%	1.67%

Net investment income/(expense)	(0.17)%	(0.36)%	0.55%	0.90%	0.04%

Portfolio turnover rate	12%	38%	84%	107%	70%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.69%	2.34%	1.60%	1.40%	1.21%

Interest expense and commitment fees	1.26%	0.67%	0.18%	0.18%	0.01%

Dividends and fees on securities sold short	0.06%	0.26%	0.07%	—	—

See accompanying Notes to Financial Statements.	41

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$9.35	$11.01	$10.32	$10.11	$12.06

Income from Investment Operations:

Net investment loss(a)	(0.07)	(0.11)	(0.02)	—	(0.08)

Net realized and unrealized gain (loss)	(0.22)	0.79	1.35	2.09	(0.19)

Total from Investment Operations	(0.29)	0.68	1.33	2.09	(0.27)

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.03)	—	—

From net realized gains	(1.79)	(2.34)	(0.61)	(1.88)	(1.68)

Total distributions declared to shareholders	(1.79)	(2.34)	(0.64)	(1.88)	(1.68)

Net Asset Value, End of Year(b)	$7.27	$9.35	$11.01	$10.32	$10.11

Total Return(b)(c)	0.44%	8.64%	13.73%	24.90%	(3.21)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$3,233	$4,323	$5,131	$3,185	$2,872

Gross operating expenses(e)	4.25%	3.69%	2.76%	2.77%	2.42%

Net investment income/(expense)	(0.93)%	(1.12)%	(0.23)%	0.15%	(0.72)%

Portfolio turnover rate	12%	38%	84%	107%	70%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.44%	3.09%	2.36%	2.15%	1.96%

Interest expense and commitment fees	1.26%	0.67%	0.19%	0.18%	0.01%

Dividends and fees on securities sold short	0.06%	0.26%	0.07%	—	—

42	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$15.48	$16.59	$15.16	$13.86	$15.79

Income from Investment Operations:

Net investment income (loss)(a)	0.02	(0.02)	0.12	0.18	0.04

Net realized and unrealized gain (loss)	(0.15)	1.31	2.04	3.00	(0.29)

Total from Investment Operations	(0.13)	1.29	2.16	3.18	(0.25)

Less Distributions Declared to shareholders:

From net investment income	—	(0.06)	(0.12)	—	—

From net realized gains	(1.79)	(2.34)	(0.61)	(1.88)	(1.68)

Total distributions declared to shareholders	(1.79)	(2.40)	(0.73)	(1.88)	(1.68)

Net Asset Value, End of Year(b)	$13.56	$15.48	$16.59	$15.16	$13.86

Total Return(b)(c)	1.40%	9.55%	14.89%	26.17%	(2.25)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$11,618	$10,606	$27,350	$8,221	$3,579

Gross operating expenses(e)	3.29%	2.71%	1.78%	1.77%	1.42%

Net investment income/(expense)	0.13%	(0.15)%	0.72%	1.28%	0.28%

Portfolio turnover rate	12%	38%	84%	107%	70%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.44%	2.10%	1.39%	1.15%	0.96%

Interest expense and commitment fees	1.26%	0.68%	0.21%	0.18%	0.01%

Dividends and fees on securities sold short	0.06%	0.25%	0.07%	—	—

See accompanying Notes to Financial Statements.	43

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$23.03	$24.04	$21.88	$21.99	$24.52

Income from Investment Operations:

Net investment income(a)	0.19	0.95	0.16	0.32	0.37

Net realized and unrealized gain (loss)	(0.09)	(0.68)	2.41	2.15	(1.44)

Total from Investment Operations	0.10	0.27	2.57	2.47	(1.07)

Less Distributions Declared to shareholders:

From net investment income	(0.02)	(0.40)	(0.25)	(0.35)	(0.24)

From net realized gains	(0.12)	(0.50)	(0.16)	(2.23)	(1.22)

From return of capital	—	(0.38)	—	—	—

Total distributions declared to shareholders	(0.14)	(1.28)	(0.41)	(2.58)	(1.46)

Net Asset Value, End of Year(b)	$22.99	$23.03	$24.04	$21.88	$21.99

Total Return(b)(c)	0.53%	1.17%	11.89%	11.88%	(4.76)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$40,099	$46,188	$56,167	$56,345	$59,307

Gross operating expenses(e)	1.23%	1.17%	1.15%	1.15%	1.20%

Net investment income/(expense)	0.86%	4.13%	0.65%	1.56%	1.55%

Portfolio turnover rate	62%	105%	99%	94%	175%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.20%	1.17%	1.09%	1.15%	1.20%

Interest expense and commitment fees	—	—	—	—	—

Dividends and fees on securities sold short	—	—	—	—	—

44	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$20.51	$21.54	$19.61	$20.03	$22.58

Income from Investment Operations:

Net investment income (loss)(a)	0.02	0.71	(0.02)	0.16	0.18

Net realized and unrealized gain (loss)	(0.09)	(0.63)	2.17	1.93	(1.31)

Total from Investment Operations	(0.07)	0.08	2.15	2.09	(1.13)

Less Distributions Declared to shareholders:

From net investment income	—	(0.31)	(0.06)	(0.28)	(0.20)

From net realized gains	(0.12)	(0.50)	(0.16)	(2.23)	(1.22)

From return of capital	—	(0.30)	—	—	—

Total distributions declared to shareholders	(0.12)	(1.11)	(0.22)	(2.51)	(1.42)

Net Asset Value, End of Year(b)	$20.32	$20.51	$21.54	$19.61	$20.03

Total Return(b)(c)	(0.27)%	0.39%	11.05%	11.03%	(5.45)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$2,625	$3,771	$4,664	$6,183	$6,292

Gross operating expenses(e)	1.98%	1.93%	1.90%	1.90%	1.95%

Net investment income/(expense)	0.09%	3.47%	(0.11)%	0.83%	0.81%

Portfolio turnover rate	62%	105%	99%	94%	175%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.95%	1.93%	1.84%	1.90%	1.95%

Interest expense and commitment fees	—	—	—	—	—

Dividends and fees on securities sold short	—	—	—	—	—

See accompanying Notes to Financial Statements.	45

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$23.43	$24.44	$22.24	$22.32	$24.82

Income from Investment Operations:

Net investment income(a)	0.25	1.00	0.22	0.37	0.57

Net realized and unrealized gain (loss)	(0.10)	(0.67)	2.45	2.19	(1.59)

Total from Investment Operations	0.15	0.33	2.67	2.56	(1.02)

Less Distributions Declared to shareholders:

From net investment income	(0.08)	(0.43)	(0.31)	(0.41)	(0.26)

From net realized gains	(0.12)	(0.50)	(0.16)	(2.23)	(1.22)

From return of capital	—	(0.41)	—	—	—

Total distributions declared to shareholders	(0.20)	(1.34)	(0.47)	(2.64)	(1.48)

Net Asset Value, End of Year(b)	$23.38	$23.43	$24.44	$22.24	$22.32

Total Return(b)(c)	0.74%	1.41%	12.15%	12.14%	(4.51)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$35,575	$40,931	$50,209	$12,139	$7,695

Gross operating expenses(e)	0.98%	0.92%	0.90%	0.90%	0.90%

Net investment income/(expense)	1.11%	4.30%	0.98%	1.73%	2.39%

Portfolio turnover rate	62%	105%	99%	94%	175%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.95%	0.92%	0.84%	0.90%	9.00%

Interest expense and commitment fees	—	—	—	—	—

Dividends and fees on securities sold short	—	—	—	—	—

46	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.69	$12.98	$13.06	$12.58	$12.79

Income from Investment Operations:

Net investment income(a)	0.35	0.33	0.32	0.33	0.27

Net realized and unrealized gain (loss)	0.37	(0.28)	(0.06)	0.50	(0.18)

Total from Investment Operations	0.72	0.05	0.26	0.83	0.09

Less Distributions Declared to shareholders:

From net investment income	(0.36)	(0.32)	(0.32)	(0.32)	(0.27)

From return of capital	— (e)	(0.02)	(0.02)	(0.03)	(0.03)

Total distributions declared to shareholders	(0.36)	(0.34)	(0.34)	(0.35)	(0.30)

Net Asset Value, End of Year(b)	$13.05	$12.69	$12.98	$13.06	$12.58

Total Return(b)(c)	5.76%	0.43%	2.06%	6.72%	0.66%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$89,042	$96,380	$104,803	$118,519	$126,892

Gross operating expenses(f)	0.95%	0.92%	0.93%	0.91%	0.86%

Net investment income/(expense)	2.72%	2.55%	2.48%	2.58%	2.09%

Portfolio turnover rate	53%	45%	20%	46%	57%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Represents less than $0.005 per share
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.90%	0.89%	0.90%	0.90%	0.86%

Interest expense and commitment fees	—	—	—	—	0.01%

Dividends and fees on securities sold short	—	—	—	—	—

See accompanying Notes to Financial Statements.	47

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.71	$12.99	$13.08	$12.60	$12.80

Income from Investment Operations:

Net investment income(a)	0.25	0.23	0.22	0.24	0.18

Net realized and unrealized gain (loss)	0.36	(0.26)	(0.06)	0.50	(0.18)

Total from Investment Operations	0.61	(0.03)	0.16	0.74	—

Less Distributions Declared to shareholders:

From net investment income	(0.26)	(0.24)	(0.23)	(0.23)	(0.17)

From return of capital	— (e)	(0.01)	(0.02)	(0.03)	(0.03)

Total distributions declared to shareholders	(0.26)	(0.25)	(0.25)	(0.26)	(0.20)

Net Asset Value, End of Year(b)	$13.06	$12.71	$12.99	$13.08	$12.60

Total Return(b)(c)	4.89%	(0.23)%	1.23%	5.92%	(0.01)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$2,486	$2,970	$2,893	$5,585	$3,697

Gross operating expenses(f)	1.70%	1.67%	1.68%	1.66%	1.61%

Net investment income/(expense)	1.97%	1.81%	1.74%	1.87%	1.35%

Portfolio turnover rate	53%	45%	20%	46%	57%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Represents less than $0.005 per share
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.65%	1.64%	1.65%	1.65%	1.61%

Interest expense and commitment fees	—	—	—	—	0.01%

Dividends and fees on securities sold short	—	—	—	—	—

48	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.68	$12.97	$13.05	$12.57	$12.78

Income from Investment Operations:

Net investment income(a)	0.38	0.35	0.35	0.36	0.32

Net realized and unrealized gain (loss)	0.37	(0.26)	(0.05)	0.50	(0.20)

Total from Investment Operations	0.75	0.09	0.30	0.86	0.12

Less Distributions Declared to shareholders:

From net investment income	(0.39)	(0.36)	(0.35)	(0.35)	(0.30)

From return of capital	— (e)	(0.02)	(0.03)	(0.03)	(0.03)

Total distributions declared to shareholders	(0.39)	(0.38)	(0.38)	(0.38)	(0.33)

Net Asset Value, End of Year(b)	$13.04	$12.68	$12.97	$13.05	$12.57

Total Return(b)(c)	6.02%	0.68%	2.31%	6.99%	0.91%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$106,978	$96,936	$32,679	$2,899	$4,029

Gross operating expenses(f)	0.71%	0.67%	0.68%	0.66%	0.61%

Net investment income/(expense)	2.97%	2.76%	2.71%	2.83%	2.45%

Portfolio turnover rate	53%	45%	20%	46%	57%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Represents less than $0.005 per share
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.65%	0.66%	0.65%	0.65%	0.61%

Interest expense and commitment fees	—	—	—	—	0.01%

Dividends and fees on securities sold short	—	—	—	—	—

See accompanying Notes to Financial Statements.	49

NOTES TO FINANCIAL STATEMENTS

September 30, 2019	Highland Funds II

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises six portfolios (each a “Fund” and collectively the “Funds”) that are currently being offered. This report covers information for the year ended September 30, 2019 for four of the Funds: Highland Socially Responsible Equity Fund (the “Socially Responsible Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”) and Highland Fixed Income Fund (the “Fixed Income Fund”). The Highland Energy MLP Fund and Highland Global Allocation Fund are reported separately.

On July 16, 2019, the Highland Premier Growth Equity Fund changed its name to Highland Socially Responsible Equity Fund.

Fund Shares

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers the following three share classes to investors, Class A, Class C, and Class Y Shares.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Socially Responsible Equity Fund	5.75
Small-Cap Equity Fund	5.75
Total Return Fund	5.75
Fixed Income Fund	4.25

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus.

Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that apply the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Funds’ income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund, are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask

50	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ NAV) will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2019, the Funds’ investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, commercial paper, preferred stocks, exchange-traded funds, rights, warrants, securities sold short, futures, equity swaps, collateralized loan obligations, and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are

Annual Report	51

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of September 30, 2019 is as follows:

	Total value at September 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Socially Responsible Equity Fund
Assets
Common Stocks
Communication Services	$6,063,880	$6,063,880	$—	$—
Consumer Discretionary	10,316,750	10,316,750	—	—
Consumer Staples	2,955,960	2,955,960	—	—
Energy	3,561,080	3,561,080	—	—
Financials	8,470,630	8,470,630	—	—
Healthcare	10,399,334	10,399,334	—	—
Industrials	10,718,840	10,718,840	—	—
Information Technology	16,192,710	16,192,710	—	—
Materials	3,394,890	3,297,330	—	97,560
Utilities	1,262,930	1,262,930	—	—
Registered Investment Companies	6,275,740	6,275,740	—	—
Preferred Stock
Healthcare	252,174	—	—	252,174
Purchased Put Options	3,500	3,500	—	—
Cash Equivalents	824,944	824,944	—	—

Total Assets	80,693,362	80,343,628	—	349,734

Liabilities
Other Financial Instruments
Written Call Options	(58,705)	(58,705)	—	—

Total Liabilities	(58,705)	(58,705)	—	—

Total	$80,634,657	$80,284,923	$—	$349,734

52	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

	Total value at September 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Small-Cap Equity Fund
Assets
Common Stocks
Communication Services	$652,853	$652,853	$—	$—
Consumer Discretionary	2,504,563	2,504,563	—	—
Consumer Staples	217,672	217,672	—	—
Energy	753,254	753,254	—	—
Financials	9,779,802	9,779,802	—	—
Healthcare	7,984,467	7,984,467	—	—
Industrials	2,062,351	2,062,351	—	—
Information Technology	3,805,106	3,805,106	—	—
Materials	2,201,864	951,864	1,250,000	—
Real Estate	6,984,221	6,984,221	—	—
Utilities	1,972,172	1,972,172	—	—
Preferred Stock
Real Estate	3,364,509	—	3,364,509	—
Registered Investment Companies	2,534,189	2,534,189	—	—
Master Limited Partnerships
Energy	1,688,194	1,688,194	—	—
Cash Equivalents	7,378,521	7,378,521	—	—

Total Assets	53,883,738	49,269,229	4,614,509	—

Total	$53,883,738	$49,269,229	$4,614,509	$—

Annual Report	53

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

	Total value at September 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Total Return Fund
Assets
Common Stocks
Communication Services	$17,247,551	$17,247,551	$—	$—
Consumer Discretionary	1,655,237	1,655,237	—	—
Consumer Staples	1,235,381	1,235,381	—	—
Financials	6,835,032	6,835,032	—	—
Healthcare	469,618	469,618	—	—
Industrials	6,605,743	6,605,743	—	—
Information Technology	228,840	228,840	—	—
Materials	1,115,529	1,115,529	—	—
Real Estate	2,489,501	2,475,655	—	13,846
Corporate Obligations	15,406,480	—	15,406,480	—
Foreign Common Stock
Canada	235,536	235,536	—	—
France	9,318,481	9,318,481	—	—
Germany	228,790	228,790	—	—
Japan	3,325,472	3,325,472	—	—
United Kingdom	767,097	767,097	—	—
Registered Investment Companies	3,336,103	3,336,103	—	—
Foreign Corporate Obligations	2,037,386	—	2,037,386	—
U.S. Treasury Obligations	1,998,366	—	1,998,366	—
Agency Mortgage-Backed Securities	1,308,887	—	1,308,887	—
Master Limited Partnerships
Energy	222,360	222,360	—	—
Preferred Stock
Energy	241,719	241,719	—	—
Non-Agency Collateralized Mortgage-Backed Securities	120,380	—	120,380	—
Asset-Backed Securities	1	—	1	—
Agency Collateralized Mortgage Obligations	12,029	—	12,029	—
Cash Equivalents	2,711,378	2,711,378	—	—

Total Assets	79,152,897	58,255,522	20,883,529	13,846

Total	$79,152,897	$58,255,522	$20,883,529	$13,846

54	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

	Total value at September 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Fixed Income Fund
Assets
Corporate Obligations	$59,246,363	$—	$59,246,363	$—
Agency Mortgage-Backed Securities	53,721,199	—	53,721,199	—
U.S. Government Agency—Asset-Backed Security	20,950,390	—	20,950,390	—
U.S. Treasury Obligations	17,817,848	—	17,817,848	—
Municipal Bonds
California	2,071,578	—	2,071,578	—
Illinois	1,500,000	—	1,500,000	—
Kentucky	774,045	—	774,045	—
Maryland	1,100,987	—	1,100,987	—
Michigan	1,451,022	—	1,451,022	—
New York	1,163,840	—	1,163,840	—
North Dakota	903,937	—	903,937	—
Pennsylvania	103,850	—	103,850	—
Texas	3,267,123	—	3,267,123	—
Washington	773,325	—	773,325	—
Wisconsin	1,500,000	—	1,500,000	—
Asset-Backed Securities	10,177,905	—	10,177,905	—
Registered Investment Companies	7,508,053	7,508,053	—	—
Preferred Stock
Communication Services	1,192,523	1,192,523	—	—
Energy	922,692	762,340	160,352	—
Financials	1,608,933	1,608,933	—	—
Real Estate	980,767	456,167	524,600	—
Common Stocks
Financials	462,190	462,190	—	—
Real Estate	2,611,976	2,363,741	—	248,235
Non-Agency Collateralized Mortgage-Backed Security	1,809,363	—	1,809,363	—
Agency Collateralized Mortgage Obligations	1,728,515	—	1,728,515	—
Foreign Corporate Obligations	1,024,066	—	1,024,066	—
Cash Equivalents	1,036,076	1,036,076	—	—

Total Assets	197,408,566	15,390,023	181,770,308	248,235

Total	$197,408,566	$15,390,023	$181,770,308	$248,235

Annual Report	55

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

The tables below set forth a summary of changes in the Highland Socially Responsible Fund, Highland Total Return Fund and the Highland Fixed Income Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended September 30, 2019.

	Balance as of September 30, 2018	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2019
Highland Socially Responsible Equity Fund
Common Stocks
Materials	$502,100	$—	$—	$—	$—	$(404,540)	$—	$—	$97,560	$(404,540)
Preferred Stocks
Healthcare	1,952,176	—	—	—	—	(1,700,002)	—	—	252,174	(1,700,002)

Total	$2,454,276	$—	$—	$—	$—	$(2,104,542)	$—	$—	$349,734	$(2,104,542)

	Balance as of September 30, 2018	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2019
Highland Total Return Fund
Common Stocks
Real Estate	$13,535	$—	$—	$—	$—	$311	$—	$—	$13,846	$311

Total	$13,535	$—	$—	$—	$—	$311	$—	$—	$13,846	$311

	Balance as of September 30, 2018	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2019
Highland Fixed Income Fund
Common Stocks
Real Estate	$242,662	$—	$—	$—	$—	$5,573	$—	$—	$248,235	$5,573

Total	$242,662	$—	$—	$—	$—	$5,573	$—	$—	$248,235	$5,573

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

The Funds use end of period market value in the determination of the amount associated with any transfers between levels. For the year ended September 30, 2019, there were no transfers between levels.

56	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 9/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Socially Responsible Equity Fund
Preferred Stock	$252,174	Multiples Analysis	Multiple of Revenue	0.75x - 1.25x
		Hypothetical Financing	Preferred Equity Issue Price	$0.85
		Option Pricing Method	Volatility	45%
Common Stock	97,560	Discounted Cash Flow	Discount Rate	11.5x - 14.0x
			Terminal Multiple	7.0x
		Multiples Analysis	Multiple of EBITDA	7.50x - 9.25x
		Transaction Analysis	Multiple of EBITDA	8.5x - 9.0x

Total	$349,734
Highland Total Return Fund
Common Stocks	$13,846	Market Approach	Market Index Adjustment	6.8%
		NAV	Third Party Value Indication	$9.51

Total	$13,846
Highland Fixed Income Fund
Common Stocks	$248,235	Market Approach	Market Index Adjustment	6.8%
		NAV	Third Party Value Indication	$9.51

Total	$248,235

The significant unobservable inputs used in the fair value measurement of the Socially Responsible Equity Fund’s preferred stock are the revenue multiple, preferred equity issue price and volatility assumption. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Socially Responsible Equity Fund’s common equity securities are: multiple of EBITDA, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Total Return Fund’s REIT assets are the market index adjustment and the third party indication of value. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fixed Income Fund’s REIT assets are the market index adjustment and the third party indication of value. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of September 30, 2019. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield

Annual Report	57

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fixed Income Fund typically declares investment income dividends daily and pays them monthly. All other Funds typically declare and pay dividends from investment income annually. All Funds typically declare and pay distributions from net realized capital gains in excess of capital loss carryforwards annually.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Funds also consider money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $170,428 was held with the broker for the Socially Responsible Equity Fund. Additionally, securities valued at $39,760,168 were posted in the Small-Cap Equity Fund’s segregated account as collateral.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

58	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

For the year ended September 30, 2019, the Funds did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both. If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written.

If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended September 30, 2019, the Socially Responsible Equity and Small-Cap Equity Funds had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

During the year ended September 30, 2019, the Small-Cap Equity Fund used options as an economic hedge for the Fund.

For the year ended September 30, 2019, the Total Return and Fixed Income Funds did not invest or write in options.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another

Annual Report	59

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Funds will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statement of Operations and Changes in Net Assets as realized gains or losses, respectively.

Additional Derivative Information

The Funds follow adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and

Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The net realized gain (loss) and the net change in unrealized appreciation (depreciation) related to derivative instruments included in the Funds’ Statements of Operations relate in their entirety to equity price risk.

The average monthly volume of derivative activity for the year ended September 30, 2019 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Socially Responsible Equity Fund
Purchased Options Contracts	58	$—
Written Options Contracts	82	—
Small-Cap Equity Fund
Purchased Options Contracts	1,656	—
Written Options Contracts	81	—

Note 4. Securities Lending

Effective April 4, 2019, HCM entered into a custody agreement with Bank of New York Mellon (“BNY”). Prior to April 4, 2019, State Street Bank and Trust Company (“State Street”) served as the custodian to each Fund.

As of September 30, 2019, the Funds did not participate in securities lending transactions with BNY.

Prior to April 4, 2019, each Fund could seek additional income by making secured loans of its portfolio securities through its prior custodian, State Street. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. State Street would charge a Fund fees based on a percentage of the securities lending income.

The Funds would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the

60	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, State Street would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved. Securities lending transactions were entered into pursuant to Securities Loan Agreements (“SLA”), which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by State Street. State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred to offsetting positions, losses deferred due to wash sale transactions, reclassification of long term capital gain distributions on REIT securities and reclass of distributions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended September 30, 2019, permanent differences chiefly resulting from return of capital distributions, foreign currency gains and losses, partnership basis adjustments and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Distributable Earnings (Loss)	Paid-in-Capital
Socially Responsible Equity Fund	$4	$(4)
Small-Cap Equity Fund	250	(250)
Total Return Fund	28,451	(28,451)
Fixed Income Fund	84,792	(84,792)

At September 30, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
Socially Responsible Equity Fund	$648,604	$—	$—	$(3)	$(6,259,425)	$(3,121,122)
Small-Cap Equity Fund	3,608,423	147,337	—	(3,877,740)	—	3,155,727
Total Return Fund	579,070	—	—	3	(1,047,118)	5,130,884
Fixed Income Fund	—	—	—	(22,835)	(1,742,224)	3,887,039

(1)	Other temporary differences are comprised of dividend payable and loss deferral due to offsetting positions.

Annual Report	61

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. As of September 30, 2019, the most recent tax year end, the following Funds have capital loss carryovers as indicated below.

Fund	No Expiration Short- Term	No Expiration Long- Term	Total
Socially Responsible Equity Fund	$6,259,425	$—	$6,259,425
Small-Cap Equity Fund	—	—	—
Total Return Fund	—	—	—
Fixed Income Fund	—	1,742,224	1,742,224

For the year ended September 30, 2019, the Fixed Income Fund utilized capital losses carryover from prior year in the amount of $169,453.

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 (unless otherwise indicated) is as follows:

	Distributions Paid From:
Fund	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital(2)
Socially Responsible Equity Fund
2019	$1,509,010	$46,276,111	$—
2018	—	33,270,981	—
Small-Cap Equity Fund
2019	2,358,488	3,712,838	—
2018	6,352,156	2,385,203	—
Total Return Fund
2019	612,165	—	—
2018	1,772,756	2,216,764	1,744,763
Fixed Income Fund
2019	5,611,924	—	65,603
2018	3,891,386	—	201,474

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

Unrealized appreciation and depreciation at September 30, 2019, based on cost of investments for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost
Socially Responsible Equity Fund	$2,611,669	$(5,732,791)	$(3,121,122)	$83,798,551
Small-Cap Equity Fund	10,609,948	(7,454,221)	3,155,727	50,728,041
Total Return Fund	6,111,842	(980,958)	5,130,884	74,020,484
Fixed Income Fund	4,994,756	(1,107,717)	3,887,039	193,521,527

For Federal income tax purposes, the cost of investments owned at September 30, 2019 were different from amounts reported for financial reporting purposes primarily due to investments in partnership, REIT and other securities and deferred wash sale losses.

62	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2019 through September 30, 2019. For the fiscal year ended September 30, 2019, the Funds elected to defer the following losses:

Fund	Realized Capital Losses	Ordinary Losses
Socially Responsible Equity Fund	$—	$—
Small-Cap Equity Fund	—	—
Total Return Fund	1,047,118	—
Fixed Income Fund	—	—

Note 6. Credit Agreement

On May 18, 2017, the Small-Cap Equity Fund entered into a Master Margin Loan Agreement (the “Margin Loan Agreement”) with The Bank of New York Mellon. The Margin Loan agreement has a current maturity of May 12, 2020. Interest is charged to the Small-Cap Equity Fund under the Margin Loan Agreement based on its borrowings at a rate equal to LIBOR plus 1.20%. In addition, the Small-Cap Equity Fund pays a commitment fee of 0.40% on any undrawn amount. Included in the Statement of Operations is $570,183 of interest expense and commitment fees. At September 30, 2019, the current outstanding amount and fair value was $14,725,000 and $14,839,031, respectively. For the year ended September 30, 2019, the Small-Cap Equity Fund’s average daily balance under the Margin Loan Agreement was $13,556,027, at a weighted average interest rate of 3.57% for the days outstanding

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with Highland for the year ended September 30, 2019:

Fund	Annual Fee Rate to the Investment Adviser
Socially Responsible Equity Fund	0.60%
Small-Cap Equity Fund	0.95%
Total Return Fund	0.50%
Fixed Income Fund	0.30%

On behalf of the Funds, the Trust has entered into an administration agreement with State Street and pays State Street a fee for administration services. The Investment Adviser generally assists in all aspects of the Funds’ administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Sub-Advisory Fees

The Total Return Fund and the Fixed Income Fund are sub-advised by First Foundation Advisors (“FFA”). The Investment Adviser pays each sub-advisor an investment sub-advisory fee out of the advisory fees that it receives from the respective Fund.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Funds pursuant to their distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Small-Cap Equity Fund, the Total Return Fund and the Fixed Income Fund to 1.15%, 0.95% and 0.65%, respectively, of average daily net assets attributable to any class of the Small-Cap Equity Fund, the Total Return Fund and the Fixed Income Fund (each, an “Expense Cap” and collectively, the “Expense Caps”). The Expense Caps will continue through at least January 31, 2020, and may not be terminated prior to this date without the action or consent of the Board. Additionally, the Investment Adviser waives Investment advisory fees on Affiliated investments positions.

Additionally, the Funds may invest in securities issued by other investment companies, including investment companies that are advised by the Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Adviser voluntarily waives the higher of the two fees for the portion

Annual Report	63

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

of the Fund’s investment advisory fee attributable to its investment in the affiliated investment company.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to a Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement

On September 30, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows

	Fiscal Years Ended June 30,
Fund	2020	2021	2022
Socially Responsible Equity Fund	$—	$—	$70,696
Small-Cap Equity Fund	240,496	345,549	379,374
Total Return Fund	—	—	23,219
Fixed Income Fund	32,572	25,185	110,365

During the year ended September 30, 2019, the Investment Adviser did not recoup any fees previously waived or reimbursed, and $222,967 and $3,184 of fees previously waived and or reimbursed in the Small-Cap Equity Fund and the Fixed Income Fund, respectively by the Investment Adviser that were eligible for recoupment expired. No other amounts expired or were recouped from the Funds during the year ended September 30, 2019.

Fees Paid to Officers and Trustees

Each Trustee who is not an “Interested Trustee” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics. The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Distribution and Shareholder Service Fees

The Funds have a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to

Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to Highland Capital Funds Distributor, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class C shares of the Funds. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Currently Class Y shares are not subject to a 12b-1 fee. The Underwriter received $10,244 of front-end sales charges from the sale of Class A shares of the Funds during the year ended September 30, 2019

Fund	Class A Front End Sales Charges	Class C CDSC Fees
Socially Responsible Equity Fund	$3,082	$—
Small-Cap Equity Fund	3,481	—
Total Return Fund	872	—
Fixed Income Fund	2,809	—

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are

64	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if a Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Illiquid and Restricted Securities Risk

Certain investments made by the Funds are, and others may be, illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Master Limited Partnership (“MLP”) Risk

Master Limited Partnership Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Funds may hold a significant investment in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

Annual Report	65

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows, and changes in the regulatory environment could adversely affect the profitability of MLPs.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Company invests cannot yet be determined.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in each Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce each Fund’s yield on any such securities.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

66	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Funds II

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2019, were as follows:

	U.S Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Socially Responsible Equity Fund	$—	$—	$852,619,115	$900,062,400
Small-Cap Equity Fund	—	—	6,807,240	19,569,982
Total Return Fund	—	686,458	38,687,737	46,535,085
Fixed Income Fund	45,977,221	18,643,819	45,044,262	72,883,692

Note 10. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of each Fund as of the year ended September 30, 2019:

Highland Socially Responsible Equity Fund
Issuer	Shares at September 30, 2018	Beginning Value as of September 30, 2018 $	Purchases at Cost $	Proceeds from Sales $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of September 30, 2019 $	Shares at September 30, 2019	Affiliated Income $	Cap Gain Distributions $
Other Affiliates
Highland Merger Arbitrage Fund (Registered Investment Company)	185,465	3,965,240	642,073	—	—	(368,959)	4,238,354	220,978	632,385	9,687
NexPoint Strategic Opportunities (Registered Investment Company)	85,852	1,923,085	493,597	(33,990)	(18)	(345,288)	2,037,386	113,630	188,704	—

Total	271,317	5,888,325	1,135,670	(33,990)	(18)	(714,247)	6,275,740	334,608	821,089	9,687

Highland Small-Cap Fund
Issuer	Shares at September 30, 2018	Beginning Value as of September 30, 2018 $	Purchases at Cost $	Proceeds from Sales $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of September 30, 2019 $	Shares at September 30, 2019	Affiliated Income $	Cap Gain Distributions $
Other Affiliates
NexPoint Residential Trust, Inc., REIT	56,551	1,877,493	61,456	(44,829)	—	826,938	2,721,058	58,192	18,596	—
Highland Global Allocation Fund (Registered Investment Company)	—	—	521,494	—	—	(115,112)	406,382	39,647	29,384	—
NexPoint Strategic Opportunities (Registered Investment Company)	85,855	1,923,152	581,639	—	—	(376,984)	2,127,807	118,673	192,574	—

Total	142,406	3,800,645	1,164,589	(44,829)	—	334,842	5,255,247	216,512	240,554	—

The Highland Total Return Fund and the Highland Fixed Income Fund did not have any affiliated issuers as of September 30, 2019.

Annual Report	67

NOTES TO FINANCIAL STATEMENTS (concluded)

September 30, 2019	Highland Funds II

Note 11. New Accounting Pronouncements

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and effective April 1, 2018, the Funds no longer report the change in restricted cash and cash equivalents in the operating and investing sections in our Consolidated Statements of Cash Flows. Restricted cash and cash equivalents are now included in the beginning and end of the period cash and cash equivalents on the Consolidated Statements of Cash Flows. These changes have been applied using a retrospective transition method to each period presented.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

The Investment Adviser (HCMFA) is affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The Investment Adviser (HCMFA) is not a party to HCMLP’s bankruptcy filing. Investment Adviser (HCMFA) is a party to a shared services arrangement with HCMLP. Under this arrangement, the Investment Adviser (HCMFA) may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Investment Adviser (HCMFA) does not expect HCMLP’s bankruptcy filings to impact its provision of services to the Funds at this time.

68	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Highland Funds II and Shareholders of Highland Socially Responsible Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, and Highland Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Highland Socially Responsible Equity Fund (formerly Highland Premier Growth Equity Fund), Highland Small-Cap Equity Fund, Highland Total Return Fund, and Highland Fixed Income Fund (four of the funds constituting Highland Funds II, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, the statement of cash flows for Highland Small-Cap Equity Fund for the year ended September 30, 2019, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year ended September 30, 2019, the changes in each of their net assets for each of the two years in the period ended September 30, 2019, the cash flows of Highland Small-Cap Equity Fund for the year ended September 30, 2019, and each of the financial highlights for each of the two years in the period ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2017 and the financial highlights for each of the periods ended on or prior to September 30, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 28, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas

November 27, 2019

We have served as the auditor of one or more investment companies of Highland Capital Management Fund Advisors, L.P. and its affiliates since 2004.

Annual Report	69

ADDITIONAL INFORMATION (unaudited)

September 30, 2019	Highland Funds II

Tax Information

For shareholders that do not have a September 30, 2019 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2019 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended September 30, 2019, the following Funds are designating the following items with regard to earnings for the year.

	Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution
Socially Responsible Equity Fund	0.00%	96.84%	3.16%	100.00%
Small-Cap Equity Fund	0.00%	61.15%	38.85%	100.00%
Total Return Fund	0.00%	0.00%	100.00%	100.00%
Fixed Income Fund	1.15%	0.00%	98.85%	100.00%

	Dividends Received Deduction(1)	Qualified Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)
Socially Responsible Equity Fund	70.35%	68.47%	0.00%	0.04%
Small-Cap Equity Fund	15.25%	16.34%	0.00%	0.00%
Total Return Fund	60.37%	78.75%	6.85%	25.55%
Fixed Income Fund	6.60%	6.82%	3.73%	96.59%

	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
Socially Responsible Equity Fund	100.00%	0.00%
Small-Cap Equity Fund	100.00%	0.00%
Total Return Fund	100.00%	1.15%
Fixed Income Fund	0.00%	0.39%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Shareholder who are residents of California, Connecticut and New York, these funds have not met the statutory requirements to permit exemption of these amounts from state income tax.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds is made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period April 1, 2019 through September 30, 2019, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses:

The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you

70	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Funds II

invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

Highland Socially Responsible Equity Fund
Actual Fund Return
Class A	$1,000.00	$983.70	1.64%	$8.16
Class C	1,000.00	980.10	2.37%	11.76
Class Y	1,000.00	985.30	1.26%	6.27
Hypothetical
Class A	$1,000.00	$1,016.85	1.64%	$8.29
Class C	1,000.00	1,013.19	2.37%	11.96
Class Y	1,000.00	1,018.75	1.26%	6.38

Highland Small-Cap Equity Fund
Actual Fund Return
Class A	$1,000.00	$958.60	2.64%	$12.96
Class C	1,000.00	954.10	3.39%	16.61
Class Y	1,000.00	959.00	2.40%	11.79
Hypothetical
Class A	$1,000.00	$1,011.83	2.64%	$13.31
Class C	1,000.00	1,008.07	3.39%	17.07
Class Y	1,000.00	1,013.04	2.40%	12.11

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

Highland Total Return Fund
Actual Fund Return
Class A	$1,000.00	$1,039.40	1.20%	$6.13
Class C	1,000.00	1,035.70	1.95%	9.95
Class Y	1,000.00	1,041.00	0.95%	4.86
Hypothetical
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class C	1,000.00	1,015.29	1.95%	9.85
Class Y	1,000.00	1,020.31	0.95%	4.81

Highland Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,035.60	0.93%	$4.75
Class C	1,000.00	1,030.90	1.68%	8.55
Class Y	1,000.00	1,036.90	0.68%	3.47
Hypothetical
Class A	$1,000.00	$1,020.41	0.93%	$4.71
Class C	1,000.00	1,016.65	1.68%	8.49
Class Y	1,000.00	1,021.66	0.68%	3.45

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

Approval of Highland Funds II Advisory and Sub-Advisory Agreements

The Trust has retained the Investment Adviser to manage the assets of each Fund pursuant to investment advisory agreements between the Investment Adviser and each such Fund (the “Advisory Agreements”). The Investment Adviser has also retained First Foundation Advisors (the “Sub-Adviser” and, together with the Investment Adviser, the “Advisers”) to serve as sub-adviser pursuant to sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Advisory Agreements, the “Agreements”) between the Investment Adviser and the Sub-Adviser with respect to the Highland Fixed Income Fund and the Highland Total Return Fund. The Agreements were approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, each of the Agreements continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

Annual Report	71

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Funds II

During telephonic meetings held on August 15, 2019, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreements for a one-year period commencing November 1, 2019 with respect to each Fund. The primary objective of the meetings was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreements, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 19-20, 2019, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreements for a one-year period commencing on November 1, 2019. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Advisers, various information and written materials in connection with meetings of the Board of Trustees, including: (1) information regarding the financial soundness of the Advisers and the profitability of the Agreements to the Advisers; (2) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (3) information on the internal compliance procedures of the Advisers including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how the Funds’ fees and operating expenses compare to those of other accounts of the Advisers, if any, with investment strategies similar to those of the Funds; (5) information on the investment performance of the Funds, including comparisons of the Funds’ performance against that of other registered investment companies and comparable funds managed by the Advisers that follow investment strategies similar to those of the Funds; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Advisers. After the August 2019 meeting, the Trustees requested that the Advisers provide additional information regarding various matters. In addition, the Trustees received an independent report from FUSE Research Network (“FUSE”), an independent source of investment company data, relating to each Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the respective Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”).

The Board of Trustees’ evaluation process with respect to the Advisers is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Advisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Advisers with respect to the Funds. The information received and considered by the Board of Trustees in connection with the September 19-20, 2019 meeting and throughout the year was both written and oral. The Board of Trustees considered the Advisory Agreements and any Sub-Advisory Agreements with respect to each Fund separately in the course of its review. In doing so, the Board of Trustees noted the respective roles of the Adviser and Sub-Adviser in providing services to the Funds.

The Board of Trustees reviewed various factors discussed in independent counsel’s legal memoranda regarding trustee responsibilities in considering the Agreements, the detailed information provided by the Advisers and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board of Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser and Sub-Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreements, including prior to the September 19-20, 2019 meeting.

The nature, extent, and quality of the services to be provided by the Advisers. The Board of Trustees considered the portfolio management services to be provided by the Advisers under the Agreements and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the

72	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Funds II

members of each Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisers, including with respect to liquidity management. The Trustees also reviewed and discussed information regarding the Advisers’ compliance policies, procedures and personnel, including portfolio manager compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Advisers’ risk management processes. The Board of Trustees took into account the terms of the Agreements and considered that, the Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of each Fund, including by engaging and overseeing the activities of each Fund’s Sub-Adviser, where applicable. The Board of Trustees also took into account that the scope of services provided by the Adviser and the undertakings required of the Adviser in connection with those services, including maintaining and monitoring its own and the Funds’ compliance programs, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered the Adviser’s preparation with respect to the reporting modernization and liquidity risk management requirements required by new SEC regulations. They also considered the quality of the Adviser’s compliance oversight program with respect to the Funds’ service providers, including the Sub-Adviser to certain of the Funds. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Funds and its shareholders by the Adviser and its affiliates. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Funds. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Adviser with respect to the Funds and the other funds in the Highland complex over the years.

With regard to each Fund for which the Investment Adviser has retained the Sub-Adviser, the Trustees also considered: the services to be provided by the Investment Adviser with respect to the supervision of the Sub-Adviser, including a review of the performance of the Sub-Adviser of its obligations to the applicable Fund; a review of the Sub-Adviser’s investment performance in respect of each applicable Fund; a review and consideration of any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and making appropriate reports to the Trustees; a review and consideration of any changes in the ownership or senior management of the Sub-Adviser and making appropriate reports to the Trustees; and recommendations of the

Investment Adviser with respect to the continued retention of the Sub-Adviser or the replacement of the Sub-Adviser. The Board of Trustees also noted that on a regular basis it receives and reviews information from the Funds’ Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Advisers, the Board also took into account its knowledge of the Investment Adviser’s and Sub-Adviser’s management and the quality of the performance of each Adviser’s respective duties, through discussions and reports during the preceding year and in past years.

The Board of Trustees took into account each Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Advisers had the quality and depth of personnel and investment methods essential to performing their duties under the Agreements, and that the nature and the quality of such advisory services supported the approval of the Agreements.

The Advisers’ historical performance in managing the Funds. In considering each Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees reviewed the historical performance of each Fund over various time periods and reflected on previous discussions regarding matters bearing on the Advisers’ performance at its meetings throughout the year. With respect to each Fund, the Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund, as well as comparable indices and the Fund’s applicable peer group category. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the categories in which the Funds were placed for comparative purposes, including any differences between each Fund’s investment strategy and the strategy of the funds in that Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other performance data, the Board considered that the Highland Fixed Income Fund had underperformed the median of its peer group for the one-year and ten-year periods ended June 30, 2019 and had outperformed for the

Annual Report	73

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Funds II

three- and five-year periods; that Highland Socially Responsible Equity Fund and Highland Total Return Fund had underperformed their respective peer group median for the one-, three-, five- and ten-year periods ended June 30, 2019; and that the Highland Small-Cap Equity Fund had outperformed its peer group median for all periods.

In the case of each Fund that had performance that lagged, as applicable, the performance of its peer group median and/or benchmark for certain periods, the Board of Trustees considered information provided by the Advisers relating to the attribution of performance results for each such Fund and took into account the Adviser’s and Sub-Adviser’s discussion of the factors that contributed to the Fund’s relative underperformance, including current market conditions, and if applicable, any steps taken to address the Fund’s performance or any plans with respect to the Fund. With respect to the Highland Fixed Income Fund, the Board of Trustees also noted that the Fund had outperformed its Morningstar category for the three- and five-year periods ended June 30, 2019 and since the change to the current Sub-Adviser. With respect to the Highland Socially Responsible Equity Fund, the Board of Trustees also took into account the recent change in the investment strategy of the Fund. With respect to the Highland Total Return Fund, the Board of Trustees also noted management’s discussion of the differences in the Fund’s strategy from those in its peer group as selected by FUSE.

With respect to each Fund, the Board of Trustees concluded that the Fund’s overall performance or other relevant factors supported the continuation of the Agreement(s) relating to that Fund for an additional one-year period.

The costs of the services to be provided by the Advisers and the profits to be realized by the Advisers and their affiliates from their relationship with the Funds. The Board of Trustees also gave consideration to the fees payable under the Agreements, the expenses the Advisers incur in providing advisory services and the profitability to the Advisers from managing the Funds, including: (1) information regarding the financial condition of the Advisers; (2) information regarding the total fees and payments received by the Advisers for their services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds and (b) the expense ratios of the Funds versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to certain of the Funds under separate agreements and whether such fees are appropriate; and (5) with respect to those Funds that are sub-advised, the fact that: (a) the fees payable to the Investment Adviser would be reduced by amounts payable to the Sub-Adviser for a given period; (b) the Investment Adviser supervised the Sub-Adviser; and (c) certain investment advisory services to each sub-advised Fund are provided by the Investment Adviser. The Board of Trustees also noted that the Sub-Advisory Agreements were negotiated on an arms-length basis and that the Adviser paid the cost of the sub-advisory fees paid to the Sub-Adviser and not the Funds.

Among other data, the Board of Trustees noted that the net management fees (including administrative fees) of the Highland Fixed Income Fund, Highland Total Return Fund and Highland Small-Cap Equity Fund were below the median of their respective peer groups and that the net management fee of the Highland Socially Responsible Equity Fund was slightly above the median of its peer group. The Board also noted that the total net expenses of each of the Funds, with the exception of the Highland Total Return Fund, were above the median of its respective peer group. The Board of Trustees took into account management’s discussion of the Funds’ expenses, including the impact of asset levels on expenses, and also took into consideration the amounts waived and/or reimbursed by the Adviser, if any, where expense caps or advisory fee waivers had been implemented.

The Board of Trustees also considered the so-called “fall-out benefits” to the Advisers with respect to the Funds, such as the reputational value of serving as Investment Adviser or Sub-Adviser, as applicable, to the Funds, potential fees paid to the Advisers’ affiliates by a Fund or portfolio companies for services provided, including administrative services provided to certain Funds by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Funds in affiliated funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions, and, with respect to certain Funds that invest in one or more other funds in the Highland fund complex, the fees paid to the Adviser of the underlying Fund and its affiliates with respect to such investments. The Board of Trustees concluded that the benefits received by the Advisers and their affiliates were reasonable in the context of the relationship between the Advisers and each applicable Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and Sub-Adviser and its affiliates from their relationship with the Funds was not excessive.

The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board of Trustees considered the respective asset levels of

74	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Funds II

the Funds over time and historical net expenses relative to such asset levels, the information provided by the Advisers relating to their costs and information comparing the Funds’ advisory fee rates charged with fee rates charged by other unaffiliated investment advisers. The Board noted that the advisory fee for each of the Funds did not currently have breakpoints. The Board considered the Adviser’s discussion of the Funds’ advisory fee structure, as well as the current asset levels of each of the Funds and any expense limitations or waivers in place. The Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the

Adviser and/or Sub-Adviser, as applicable, on the one hand and shareholders of the Funds on the other.

Conclusion

Following a further discussion of the factors above, it was noted that in considering the approval of the Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreements, including the advisory and sub-advisory fees to be paid to the Advisers, are fair and reasonable to the Funds in light of the services that the Advisers provide, the expenses that they incur and the reasonably foreseeable asset levels of the Funds.

Annual Report	75

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Funds II

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	23	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

76	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	23	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	President and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.	23	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Annual Report	77

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	23	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

78	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris (1/6/1984)	Trustee	Indefinite Term; Trustee since February 2018; Executive Vice President since April 2019	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April 2019; and Secretary of the Interval Funds from March 2016 until April 2019.	23	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

Annual Report	79

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Funds II

Trustees and Officers

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, HFRO, GAF, the Interval Funds, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

3

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of September 30, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $230,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

4	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Chief Accounting Officer at HCM; Assistant Treasurer of the Highland Funds Complex since March 2017.

80	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2019	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Dustin Norris (1/6/1984)	Executive Vice President; Trustee	Indefinite Term; Executive Vice President since April 2019; Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

Lauren Thedford (1/7/1989)	Secretary since April 2019	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019; member of the AT&T Performance Arts Center, Education and Community Committee since March 2019.

Annual Report	81

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Advisers

First Foundation Advisors

18/01 Von Karman Ave., Suite 700

Irvine, CA 92612-0145

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424,

Kansas City, Missouri 64105-1407

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000,

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Socially Responsible Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund and Highland Fixed Income Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 6-month period ended March 31, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

82	Annual Report

THIS PAGE LEFT BLANK INTENTIONALLY

THIS PAGE LEFT BLANK INTENTIONALLY

Highland Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

Highland Funds II	Annual Report, September 30, 2019

www.highlandfunds.com	HFII-AR-9/19

Highland Energy MLP Fund

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund’s transfer agent at 1-877-665-1287.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Energy MLP Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Energy MLP Fund

Performance Overview

For the twelve-month period ending September 30, 2019, the Highland Energy MLP Fund (the “Fund”) returned -14.59% for Class A shares, -15.32% for Class C shares, and -14.69% for Class Y shares. The Alerian MLP Index, the Fund’s benchmark, returned -8.13%.

Manager’s Discussion

During the period, the Fund was primarily invested in limited and general partnership interests of master limited partnerships (MLPs) engaged in the processing, transportation, and storage of oil, natural gas, natural gas liquids, and refined products. The Fund’s underperformance versus its benchmark was primarily a result of the Fund’s use of leverage, the market dislocation experienced during the first fiscal quarter of the year, and overweight allocations of positions that experienced a persistent valuation disconnect versus peers despite improving fundamentals.

While midstream energy companies generally produced strong earnings during the year, the sector experienced weakening investor sentiment due to a confluence of factors. On top of macro concerns, such as trade war fears and an uncertain commodity price environment, the domestic upstream sector generated poor investment returns. The S&P Oil & Gas Exploration and Production Select Industry Index returned -47.70% during the year, significantly underperforming the S&P 500 Index which returned 4.25%. In short, domestic E&P companies materially underperformed the market and this in turn cast a negative sentiment on their counterparts in the midstream sector.

We remain constructive on the long-term outlook for the midstream sector despite near term macro uncertainty and a weaker upstream market environment. The U.S. operates as a low cost producer of hydrocarbons, therefore we expect U.S. production volumes and export opportunities to continue to grow despite headline risks such as commodity price pressure or short-term reductions in upstream production budgets. The sector has undergone a significant transformation over the past several years towards a focus on shareholder returns, corporate simplification, returns on invested capital, and a reduction in leverage. We think this renewed focus on capital discipline combined with an underlying healthy fundamental backdrop should enable the sector to create value for investors over time.

The Fund continues to implement leverage and remains positioned around holdings that we believe will benefit disproportionately from further production growth in the U.S. as well as those whose fundamental value is believed to be underappreciated by the broader market.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Energy MLP Fund

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	-14.59%	-19.43%	-15.32%	-16.08%	-14.69%	n/a

Five Year	-18.16%	-19.12%	-18.75%	-18.75%	-18.09%	n/a

Since Inception:	-7.32%	-8.02%	-7.97%	-7.97%	-7.13%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The gross expense ratios as reported in the Fund’s financial highlights are Class A: 5.04%, Class C: 5.82% and Class Y: 4.76%. The Advisor has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund. The Expense Cap will continue through at least January 31, 2020. Performance results reflect any contractual waivers and/ or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Effective February 1, 2013, the Fund revised its investment strategy to focus on MLP investments. Returns through September 30, 2012 reflect the Fund’s treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. Returns after September 30, 2012 reflect the Fund’s treatment as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, returns after September 30, 2012 generally will be reduced by the amount of entity-level income taxes paid by the Fund as a regular corporation and thus will not necessarily be comparable to returns reported while the Fund still qualified as a regulated investment company.

The Fund’s investments in MLPs involve additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that a limited partner could lose its tax status as a partnership which could reduce or eliminate distributions paid by MLPs to the Fund. Additional management fees and other expenses are associated with investing in MLP funds. The Fund is subject to certain MLP tax risks and risks associated with accounting for its deferred tax liability which could materially reduce its net asset value. An investment in the Fund is not entitled to the same tax benefits as a direct investment in an MLP. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities. Investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

The Fund is organized as a Subchapter “C” Corporation which means that it will pay federal income taxes at a corporate rate as well as state and local taxes based on its taxable income. The potential benefit of investing in MLPs generally is their treatment as partnerships for federal income purposes.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2019	Highland Energy MLP Fund

Because the Fund is a corporation, it will be taxed at the Fund level, which will reduce the amount of cash available for distribution and the Fund’s net asset value. A significant portion of the Fund’s distributions may be tax deferred return of capital (ROC), which reduces a shareholder’s cost basis in its shares and therefore increases any gain or decreases any loss realized when the shares are sold.

Mutual fund investing involves risk, including the possible loss of principal.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis and on a total-return basis

Annual Report	3

FUND PROFILE (unaudited)

Highland Energy MLP Fund

Objective

Highland Energy MLP Fund seeks to provide investors with current income and capital appreciation.

Net Assets as of September 30, 2019

$22.8 million

Portfolio Data as of September 30, 2019

The information below provides a snapshot of Highland Energy MLP Fund at the end of the reporting period. Highland Energy MLP Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Top 10 Holdings as of 9/30/2019(1)

Energy Transfer LP Master Limited Partnerships	19.0%
Williams Cos., Inc. Common Stocks	15.4%
Kinder Morgan, Inc. Common Stocks	14.7%
Enterprise Products Partners LP Master Limited Partnerships	13.2%
MPLX LP Master Limited Partnerships	11.7%
Crestwood Equity Partners LP Master Limited Partnerships	10.4%
NGL Energy Partners LP Master Limited Partnerships	6.8%
SemGroup Corp. Common Stocks	6.1%
Western Midstream Partners LP Master Limited Partnerships	5.5%
Targa Resources Corp. Common Stocks	5.1%

(1)	Holdings are calculated as a percentage of total net assets.

4	Annual Report

FINANCIAL STATEMENTS

September 30, 2019	Highland Energy MLP Fund

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	5

INVESTMENT PORTFOLIO

As of September 30, 2019	Highland Energy MLP Fund

Shares		Value ($)

Master Limited Partnerships (a) - 78.6%

Energy - 76.5%
65,168	Crestwood Equity Partners LP	2,379,284
330,274	Energy Transfer LP	4,319,984
105,031	Enterprise Products Partners LP	3,001,786
24,944	EQM Midstream Partners LP	815,669
6,590	Magellan Midstream Partners LP	436,719
95,447	MPLX LP	2,673,470
110,920	NGL Energy Partners LP	1,542,897
20,141	Plains All American Pipeline LP	417,926
19,285	Sunoco LP	606,513
50,183	Western Midstream Partners LP	1,249,055

		17,443,303

Utilities - 2.1%
20,036	Suburban Propane Partners LP	473,451

	Total Master Limited Partnerships (Cost $22,080,110)	17,916,754

Common Stocks (a) - 49.9%

Energy - 49.9%
118,307	EnLink Midstream LLC	1,005,610
163,004	Kinder Morgan, Inc.	3,359,512
45,296	Plains GP Holdings LP, Class A	961,634
85,120	SemGroup Corp., Class A	1,390,861
28,769	Targa Resources Corp.	1,155,651
145,591	Williams Cos., Inc.	3,502,919

		11,376,187

	Total Common Stocks (Cost $14,486,400)	11,376,187

Shares		Value ($)

Preferred Stock (a) - 4.3%

Energy - 4.3%
105,351	Crestwood Equity Partners LP 9.25%, 11/14/2019(b)	972,916

	Total Preferred Stock (Cost $979,976)	972,916

Cash Equivalents (a) - 6.2%

Money Market Fund (c) - 6.2%
1,407,453	Dreyfus Treasury & Agency Cash Management, Institutional Class 1.810%	1,407,453

	Total Cash Equivalents (Cost $1,407,453)	1,407,453

Total Investments - 139.0%		31,673,310

(Cost $38,953,939)
Other Assets & Liabilities, Net - (39.0)%		(8,890,472)

Net Assets - 100.0%		22,782,838

(a)	All or part of this security is pledged as collateral for the credit facility with Bank of New York Mellon. The market value of the securities pledged as collateral was $31,673,310.
(b)	Perpetual maturity. Maturity date presented represents the next payment date.
(c)	Rate shown is 7 day effective yield.

6	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2019	Highland Energy MLP Fund

($)
Assets
Investments, at value	30,265,857
Cash equivalents (Note 2)	1,407,453
Cash	3,000
Receivable for:
Interest Receivable	26,261
Investment advisory and administration fees (Note 7)	81,479
Fund shares sold	40,077
Prepaid expenses and other assets	43,159

Total assets	31,867,286

Liabilities:
Notes payable (Note 5)	8,840,000
Payable for:
Fund shares redeemed	1,733
Accounting services fees	9,122
Trustees fees	1,234
Interest expense and commitment fee payable (Note 5)	28,941
Transfer agent fees	1,383
Audit fees	45,000
Custody fees	3,000
Accrued expenses and other liabilities	154,035

Total liabilities	9,084,448

Commitments and Contingencies (Note 7)

Net Assets	22,782,838

Net Assets Consist of:
Paid-in capital in excess of par	64,576,790
Total distributable loss	(41,793,952)

Net Assets	22,782,838

Investments, at cost	37,546,486
Cash equivalents, at cost	1,407,453
Class A:
Net assets	2,322,547
Shares outstanding ($0.001 par value; unlimited shares authorized)	827,211
Net asset value per share(a)(b)	2.81
Maximum offering price per share(c)	2.98
Class C:
Net assets	2,029,492
Shares outstanding ($0.001 par value; unlimited shares authorized)	725,826
Net asset value and offering price per share(a)	2.80
Class Y:
Net assets	18,430,799
Shares outstanding ($0.001 par value; unlimited shares authorized)	6,599,106
Net asset value, offering and redemption price per share	2.79

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases without an initial sales charge of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	7

STATEMENT OF OPERATIONS

For the year ended September 30, 2019	Highland Energy MLP Fund

($)
Investment Income:
Income:
Dividends and distributions	2,556,624
Return of Capital (Note 2)	(2,300,961)
Interest	15,976

Total income	271,639

Expenses:
Investment advisory (Note 6)	336,203
Administration fees (Note 6)	26,158
Distribution and shareholder service fees: (Note 6)
Class A	6,152
Class C	25,108
Transfer agent fees	32,158
Legal fees	6,250
Registration fees	45,402
Interest expense and commitment fees (Note 5)	362,238
Audit and tax preparation fees	263,780
Trustees fees (Note 6)	6,666
Reports to shareholders	22,992
Pricing fees	1,149
Insurance and other expenses	41,714

Total operating expenses before waiver and reimbursement (Note 6)	1,175,970

Less: Expenses waived or borne by the adviser and administrator	(513,223)

Net operating expenses	662,747

Net investment loss	(391,108)

Net Realized and Unrealized Gain (Loss) on Investments
Realized Gain (Loss) on:
Investments	(2,179,662)

Net realized gain (loss) on investments	(2,179,662)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,514,753)

Net realized and unrealized gain (loss) on investments	(3,694,415)

Total decrease in net assets resulting from operations	(4,085,523)

8	See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Highland Energy MLP Fund

	Year Ended September 30, 2019 ($)	Year Ended September 30, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(391,108)	(321,153)
Net realized loss on investments	(2,179,662)	(605,071)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(1,514,753)	998,740

Net increase (decrease) from operations	(4,085,523)	72,516

Total distributions to shareholders:
Class A	(256,889)	(230,392)
Class C	(251,380)	(295,755)
Class Y	(2,080,429)	(2,109,695)

Total distributions	(2,588,698)	(2,635,842)

Decrease in net assets from operations and distributions	(6,674,221)	(2,563,326)

Share transactions:
Proceeds from sale of shares
Class A	1,314,458	627,779
Class C	321,878	872,489
Class Y	2,689,778	6,550,302
Value of distributions reinvested
Class A	169,449	213,454
Class C	229,077	287,028
Class Y	2,076,218	2,104,686
Cost of shares redeemed
Class A	(947,261)	(1,397,183)
Class C	(1,130,635)	(1,179,124)
Class Y	(3,373,475)	(4,865,098)

Net increase from shares transactions	1,349,487	3,214,333

Total increase (decrease) in net assets	(5,324,734)	651,007

Net Assets
Beginning of year	28,107,572	27,456,565

End of year	22,782,838	28,107,572

See accompanying Notes to Financial Statements.	9

STATEMENT OF CHANGES IN NET ASSETS

Highland Energy MLP Fund

	Year Ended September 30, 2019	Year Ended September 30, 2018
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares Sold	434,969	170,189
Issued for distribution reinvested	56,044	55,997
Shares Redeemed	(310,912)	(352,123)

Net Increase (Decrease) in fund shares	180,101	(125,937)

Class C:
Shares Sold	107,325	236,842
Issued for distribution reinvested	76,064	75,665
Shares Redeemed	(372,046)	(305,996)

Net Increase (Decrease) in fund shares	(188,657)	6,511

Class Y:
Shares Sold	879,722	1,676,181
Issued for distribution reinvested	695,993	554,699
Shares Redeemed	(1,119,517)	(1,281,202)

Net Increase in fund shares	456,198	949,678

10	See accompanying Notes to Financial Statements.

STATEMENTS OF CASH FLOWS

For the Year Ended September 30, 2019	Highland Energy MLP Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	(4,085,523)

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(1,817,546)
Proceeds from disposition of investment securities from unaffiliated issues	5,661,713
Proceeds from return of capital distributions	2,300,961
Purchases of short-term portfolio investments, net	(1,407,453)
Net realized loss on Investments from unaffiliated issuers	2,179,662
Net change in unrealized depreciation on investments	1,514,753
Increase in dividends and interest receivable.	(25,979)
Increase in investment advisory and administration fees receivable	(81,479)
Increase in prepaid expenses and other assets	(16,693)
Increase in payable for custody fees	3,000
Decrease in payables to related parties	(5,502)
Increase in payable for accounting service fees	9,122
Increase in payable for audit fees	45,000
Increase in payable to transfer agent fees	674
Decrease in payable for commitment fees	(8,525)
Increase in accrued expenses and other liabilities	35,600

Net cash flow provided by operating activities	4,301,785

Cash Flows Used In Financing Activities:
Borrowings under credit facility	100,000
Repayments under credit facility	(3,660,000)
Distributions paid in cash	(113,954)
Payments of shares redeemed	(5,469,348)
Proceeds from shares sold	4,352,037

Net cash flow used in financing activities	(4,791,265)

Net Decrease in Cash	(489,480)

Cash and Foreign Currency/Due to Custodian:
Beginning of year	492,480

End of year	3,000

Supplemental disclosure of cash flow information:
Reinvestment of distributions	2,474,744

Cash paid during the period for interest expense and commitment fees	364,225

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$3.66	$4.01	$4.94	$6.58	$12.17

Income from Investment Operations:

Net investment loss(a)	(0.05)	(0.05)	(0.21)	(0.11)	(0.12)

Net realized and unrealized gain/(loss)	(0.48)	0.06	(0.27)	(1.03)	(4.94)

Total from Investment Operations	(0.53)	0.01	(0.48)	(1.14)	(5.06)

Less Distributions Declared to shareholders:

From net investment income	—	—	—	—	—

From return of capital	(0.32)	(0.36)	(0.45)	(0.50)	(0.53)

Total distributions declared to shareholders	(0.32)	(0.36)	(0.45)	(0.50)	(0.53)

Net Asset Value, End of Year(b)	$2.81	$3.66	$4.01	$4.94	$6.58

Total Return(b)(c)	(14.59)%	0.23%	(10.35)%	(15.98)%	(43.12)%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, end of Year (000’s)	$2,323	$2,371	$3,100	$5,875	$9,575

Gross operating expenses(e)(f)	5.01%	8.99%	6.31%	10.23%	(7.83)%

Net investment income/(loss), net of income taxes(f)	(1.79)%	(6.54)%	(3.89)%	(7.18)%	8.76%

Portfolio turnover rate	6%	15%	8%	49%	33%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Gross operating expenses excluding income tax expense/(benefit)	5.01%	4.26%	3.82%	4.01%	2.05%

Net operating expenses (net of waiver/reimbursement and excluding income tax expense/ (benefit), if applicable, but gross of all other operating expenses)	2.83%	2.78%	2.35%	2.18%	1.65%

Interest expense and commitment fees	1.50%	1.42%	0.99%	0.79%	0.29%

(f)	Calculation includes the impact of deferred tax expense/benefit.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$3.65	$3.99	$4.93	$6.56	$12.16

Income from Investment Operations:

Net investment loss(a)	(0.05)	(0.08)	(0.24)	(0.14)	(0.19)

Net realized and unrealized gain/(loss)	(0.50)	0.07	(0.28)	(1.02)	(4.94)

Total from Investment Operations	(0.55)	(0.01)	(0.52)	(1.16)	(5.13)

Less Distributions Declared to shareholders:

From net investment income	—	—	—	—	—

From return of capital	(0.30)	(0.33)	(0.42)	(0.47)	(0.47)

Total distributions declared to shareholders	(0.30)	(0.33)	(0.42)	(0.47)	(0.47)

Net Asset Value, End of Year(b)	$2.80	$3.65	$3.99	$4.93	$6.56

Total Return(b)(c)	(15.32)%	(0.21)%	(11.26)%	(16.49)%	(43.55)%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Year (000’s)	$2,029	$3,335	$3,627	$3,788	$2,523

Gross operating expenses(e)	6.08%	9.74%	7.06%	10.98%	(7.08)%

Net investment income/(loss), net of income taxes(f)	(2.75)%	(7.28)%	(4.60)%	(7.93)%	8.02%

Portfolio turnover rate	6%	15%	8%	49%	33%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Gross operating expenses excluding income tax expense/(benefit)	6.08%	5.01%	4.57%	4.76%	2.80%

Net operating expenses (net of waiver/reimbursement and excluding income tax expense/ (benefit), if applicable, but gross of all other operating expenses)	4.05%	3.53%	3.10%	2.93%	2.40%

Interest expense and commitment fees	1.50%	1.42%	0.99%	0.79%	0.29%

(f)	Calculation includes the impact of deferred tax expense/benefit.

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$3.65	$3.99	$4.93	$6.60	$12.21

Income from Investment Operations:

Net investment loss(a)	(0.05)	(0.04)	(0.19)	(0.10)	(0.09)

Net realized and unrealized gain/(loss)	(0.48)	0.07	(0.28)	(1.06)	(4.97)

Total from Investment Operations	(0.53)	0.03	(0.47)	(1.16)	(5.06)

Less Distributions Declared to shareholders:

From net investment income	—	—	—	—	—

From return of capital	(0.33)	(0.37)	(0.47)	(0.51)	(0.55)

Total distributions declared to shareholders	(0.33)	(0.37)	(0.47)	(0.51)	(0.55)

Net Asset Value, End of Year(b)	$2.79	$3.65	$3.99	$4.93	$6.60

Total Return(b)(c)	(14.69)%	0.75%	(10.32)%	(16.14)%	(43.01)%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Year (000’s)	$18,431	$22,401	$20,729	$25,870	$28,707

Gross operating expenses(e)	4.68%	8.74%	6.06%	9.98%	(8.08)%

Net investment income/(loss), net of income taxes(f)	(1.45)%	(6.27)%	(3.61)%	(6.93)%	9.01%

Portfolio turnover rate	6%	15%	8%	49%	33%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015

Gross operating expenses excluding income tax expense/(benefit)	4.68%	4.01%	3.57%	3.76%	1.80%

Net operating expenses (net of waiver/reimbursement and excluding income tax expense/ (benefit), if applicable, but gross of all other operating expenses)	2.55%	2.52%	2.10%	1.93%	1.40%

Interest expense and commitment fees	1.50%	1.42%	0.99%	0.79%	0.29%

(f)	Calculation includes the impact of deferred tax expense/benefit.

14	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2019	Highland Energy MLP Fund

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seven portfolios that are currently being offered as of September 30, 2019 including the Highland Energy MLP Fund (“the Fund”). The other portfolios are reported separately from the Fund.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors: Class A, Class C and Class Y Shares.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%.

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund, are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Energy MLP Fund

(iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2019, the Fund’s investments consisted of common stocks and master limited partnerships. If applicable, the fair values of the Fund’s common stocks and master limited partnerships that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Energy MLP Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of September 30, 2019 is as follows:

	Total value at September 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Master Limited Partnerships
Energy	$17,443,303	$17,443,303	$—	$—
Utilities	473,451	473,451	—	—
Common Stocks
Energy	11,376,187	11,376,187	—	—
Preferred Stock
Energy	972,916	972,916	—	—
Cash Equivalents	1,407,453	1,407,453	—	—

Total Assets	31,673,310	31,673,310	—	—

Total	$31,673,310	$31,673,310	$—	$—

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Partnership Accounting Policy

The Fund records its pro rata share of the income (loss) and capital gains (losses) allocated from the underlying partnerships, determines the amount of distributions received from underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations as “Dividends and distributions” and “Return of capital.”

U.S. Federal Income Tax Status

The Fund will be taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, and thus will pay entity-level taxes as described below. Prior to the Fund’s taxable year ending September 30, 2013, the Fund elected to be treated and qualified annually as a regulated investment company (“RIC”) accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

Master Limited Partnerships

Master Limited Partnerships, commonly referred to as “MLPs,” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs treated as partnerships under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities,

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Energy MLP Fund

direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Income Taxes

Since implementing the Fund’s revised strategy to concentrate in MLP investments, the Fund is no longer eligible for treatment as a regulated investment company under the Code. Accordingly, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations as well as state and local income taxes. The Fund’s MLP investments operate in various state and local jurisdictions.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

In calculating the Fund’s daily NAV, the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue, in accordance with GAAP, a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund also will accrue, in accordance with GAAP, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. To the extent the Fund has a net deferred tax asset balance, the Fund may record a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balance as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material. As of September 30, 2019, the valuation allowance amounted to $8,651,747. For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no other significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax assets or liabilities. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax assets or liabilities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund files tax returns in U.S. federal and state jurisdictions. As of September 30, 2019, the Fund is generally no longer subject to income tax examinations by U.S. federal, state, or local tax authorities for calendar years prior to September 30, 2016.

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Energy MLP Fund

Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended September 30, 2019, the Fund estimated that approximately 90% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $2,300,961 of dividends and distributions received from its investments.

Distributions to Shareholders

The Fund intends to make quarterly cash distributions of all or substantially all cash distributions the Fund receives from MLP investments, after allowance for any fund-level taxes to its shareholders. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, the Investment Adviser expects that a significant portion of the Fund’s distributions to shareholders will typically be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return of capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio (i.e., as between MLP equity securities and other investments, the level of allocations of net income and other tax items to the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests).

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in the Fund shares and thereafter generally will be taxable to the shareholder as capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s NAV. Correspondingly, such amounts, once distributed, reduce the Fund’s NAV. In addition, in the discretion of the Fund, the Fund may determine not to make distributions at one or more times during the year, including by reason of potential adverse tax consequences to shareholders.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Securities Lending

Effective April 4, 2019, Highland Capital Management (“HCM”) entered into a custody agreement with Bank of New York Mellon (“BNY”). Prior to April 4, 2019, State Street Bank and Trust Company served as the custodian to each Fund.

As of September 30, 2019, the Funds did not participate in securities lending transactions with BNY.

Prior to April 4, 2019, each Fund could seek additional income by making secured loans of its portfolio securities through its prior custodian, State Street Bank and Trust (“SSB”). Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. SSB would charge a fund fees based on a percentage of the securities lending income.

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Energy MLP Fund

The Funds would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, SSB would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to Securities Loan Agreements (“SLA”), which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 4. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) differences with respect to the treatment of investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of September 30, 2019, the Fund’s income tax provision consisted of the following:

	Current	Deferred	Total
Federal Tax Expense	$—	$—	$—
State Tax Expense	—	—	—

Total Tax Expense	$—	$—	$—

Deferred income taxes reflect (i) taxes on unrealized gains/ (losses), which are attributable to the difference between fair market value and tax basis; (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes; and (iii) the net tax benefit of net operating losses.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the year ended September 30, 2019 as follows:

2019
Tax at U.S. federal statutory income tax rate	21.00%
State income taxes, net of federal benefit	2.59%
Dividends received deduction	2.15%
Return to provision	(0.29)%
Change in valuation allowance	(28.12)%
Other	(2.67)%

Effective Income Tax Rate	0.00%

For the year ended September 30, 2019, the Fund’s effective tax rate of 0.00% was less than the combined federal and state tax rate of 23.59% due in large part to the change in valuation allowance.

As of September 30, 2019, significant components of the Fund’s net deferred tax assets were as follows:

Total
Net unrealized losses (gains) on investments	$1,438,776
Interest Expense Limitation	85,435
Net operating loss carryforward	2,360,751
Capital loss carryforward	5,930,370

Total deferred tax assets	9,815,332

Valuation allowance	(8,651,747)

Total DTA, net of valuation allowance	1,163,585

Deferred tax liability: unrealized ordinary income	(1,163,585)

Total DTA, net of Deferred Tax Liability	$0

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Energy MLP Fund

As of September 30, 2019, the Fund has tax attributes that carry forward for varying periods. The Fund’s federal net operating loss carryforward of $6,809,459 that originated during 2015 — 2017 can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. The Fund’s federal net operating losses will begin to expire in 2034 if they are not utilized. The Fund’s federal operating loss of $3,199,996 created in 2018 and 2019 can be carried forward indefinitely as a result of the Tax Act. The Fund has state net operating losses of $4,681,256 (net of estimated state apportionment) that can reduce the Fund’s state taxable income and will begin to expire in 2024 if they are not utilized. The Fund’s capital losses of $25,144,442 originated in 2015 — 2019. The net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. The Fund has recorded a partial valuation allowance in connection with federal and state net operating loss carryforwards (as discussed below) and a full valuation in connection with the capital loss carryforwards. The Fund Management believes it is more likely than not that the tax benefits will not be recognized for the valuation allowance established. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence and the criteria for whether it is more likely than not that the asset would be utilized under ASC 740. In analyzing the potential need for a valuation allowance, the Fund considered the fact that it has incurred a cumulative loss over the three-year period ended September 30, 2019. A significant portion of the Fund’s net pre-tax losses related to unrealized depreciation of investments as a result of decline in the overall financial, commodity and MLP markets.

The balance of the deferred tax asset, net of valuation allowance, is made up of one component. The component represents net operating losses which are offset by the unrealized ordinary income under Section 751 of the Code that is measurable for the Fund’s open partnership investments. This amount is reflected as a deferred tax liability in the above table. The valuation allowance increased approximately $691,814 from September 30, 2018 primarily as a result of changes in unrealized values of the Fund’s assets, realized losses, net operating losses, and the Investment Adviser’s estimate of measurable Section 751 unrealized ordinary income, and the ability for the Fund to realize future tax benefits from unrealized losses.

The Fund will continue to review multiple factors, particularly the time horizon of financial forecasts, that impact the recoverability of its deferred tax assets on an ongoing basis. If the Fund’s assessment changes regarding its current valuation allowance, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The tax character of distributions paid during the years ended September 30, 2019 and 2018 was as follows:

Year	Return of Capital	Earnings & Profit
2019	$2,588,698	$—
2018	2,635,842	—

Unrealized appreciation and depreciation as of September 30, 2019, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) Before Tax	Net Appreciation/ (Depreciation) After Tax	Cost(1)
$2,525,650	$8,613,848	$(6,088,198)	$(4,652,283)	$36,440,813

(1)	Cost is reflected net of estimated unrealized Section 751 ordinary income of $4,933,537 within the Fund’s partnership positions.

Note 5. Credit Agreement

On March 2, 2016 the Fund entered into a Master Margin Loan Agreement (the “Agreement”) with The Bank of New York Mellon. The agreement has a current maturity of February 26, 2020. Interest is charged to the Fund based on its borrowings at a rate equal to 1 month LIBOR plus 1.10%. In addition, the Fund pays a commitment fee of 0.40% on any undrawn amount. Included in the Statement of Operations is $362,238 of interest expense and commitment fees. As of September 30, 2019, the Fund had an outstanding balance of $8,840,000 under the Agreement. The fair value of the outstanding debt under the Agreement was estimated to be $8,881,373, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 5 month risk free rate. For the year ended September 30, 2019, the Fund’s average daily note balance was $9,398,822 at a weighted average interest rate of 3.47% for the days outstanding.

Note 6. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory Fees and Administration Fees

For its investment advisory and administrative services, the Fund pays the Investment Adviser a monthly fee, computed

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Energy MLP Fund

and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with the Investment Adviser for the year ended September 30, 2019 was 1.00%.

The Investment Adviser provides administrative services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses of the Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2020, and may not be terminated prior to this date without the action or consent of the Board. Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to a Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

Additionally, the Funds may invest in securities issued by other investment companies, including investment companies that are advised by the Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s investment advisory fee attributable to its investment in the affiliated investment company.

On September 30, 2019, the amount subject to possible future recoupment under the Funds’ expense limitation agreement were as follows:

	Expiring during Fiscal Years Ending September 30,
Fund	2020	2021	2022
Highland Energy MLP Fund	$381,492	$324,834	$513,223

During the year ended September 30, 2019, the Investment Adviser did not recoup any fees previously waived or reimbursed and $458,560 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “Interested Trustee” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Distribution and Shareholder Service Fees

The Fund has a distribution and shareholder service plan (the “Plan”) pursuant to Rule12b-1 under the 1940 Act. The Plan requires the payment of a monthly service fee to Highland Capital Funds Distributor, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. In addition, the Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A shares. The Fund is not currently authorized by the Board to pay such fees but may at any time without shareholder approval. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Currently Class Y shares are not subject to a 12b-1 fee.

The Underwriter received $918 of front end sales charges from the sale of Class A shares of the Fund during the year ended September 30, 2019.

Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Energy MLP Fund

course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the risk that the counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Industry Concentration Risk

Industry Concentration Risk is the risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund normally invests at least 80% of the value of its assets in MLP investments, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries.

Leverage Risk

Leverage risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

MLP Risk

MLP Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund intends to invest substantially in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

MLP Tax Risk

MLP Tax risk is the risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. The Fund’s ability to meet its investment objective will depend, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Note 8. Investment Transactions Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options for the year ended September 30, 2019, were as follows:

Other Securities
Purchases	Sales
$1,817,546	$5,661,713

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2019	Highland Energy MLP Fund

Note 9. Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such external shareholders as well as percentage of the Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at September 30, 2019 were:

Number	% of Fund Held
3	92.48%

Note 10. New Accounting Pronouncements

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and effective April 1, 2018, the Funds no longer report the change in restricted cash and cash equivalents in the operating and investing sections in our Consolidated Statements of Cash Flows. Restricted cash and cash equivalents are now included in the beginning and end of the period cash and cash equivalents on the Consolidated Statements of Cash Flows. These changes have been applied using a retrospective transition method to each period presented.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes, except as follows:

The Investment Adviser (HCMFA) is affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The Investment Adviser (HCMFA) is not a party to HCMLP’s bankruptcy filing. Investment Adviser (HCMFA) is a party to a shared services arrangement with HCMLP. Under this arrangement, the Investment Adviser

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (concluded)

September 30, 2019	Highland Energy MLP Fund

(HCMFA) may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Investment Adviser (HCMFA) does not expect HCMLP’s bankruptcy filings to impact its provision of services to the Fund at this time.

On November 20, 2019, the Board of the Fund and upon the recommendation of the Fund’s Adviser, approved a plan to liquidate the Fund, such liquidation to take place on or about January 20, 2020. In approving the liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders. Unused net operating losses and capital losses carryforward will expire upon liquidation of the Fund.

Annual Report	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Highland Funds II and Shareholders of Highland Energy MLP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Energy MLP Fund (one of the funds constituting Highland Funds II, hereafter referred to as the “Fund”), as of September 30, 2019, the related statements of operations and cash flows for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the two years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2017 and the financial highlights for each of the periods ended on or prior to September 30, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 28, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas

November 27, 2019

We have served as the auditor of one or more investment companies of Highland Capital Management Fund Advisors, L.P. and its affiliates since 2004.

26	Annual Report

ADDITIONAL INFORMATION (unaudited)

September 30, 2019	Highland Energy MLP Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund is made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period April 1, 2019 through September 30, 2019, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios(1)	Expenses Paid During Period (2)

Highland Energy MLP Fund
Actual Fund Return
Class A	$1,000.00	$919.60	5.51%	$26.51
Class C	1,000.00	918.40	6.24	30.01
Class Y	1,000.00	920.30	5.28	25.42
Hypothetical
Class A	$1,000.00	$997.44	5.51%	$27.59
Class C	1,000.00	993.78	6.24	31.19
Class Y	1,000.00	998.60	5.28	26.45

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Energy MLP Fund

Approval of Highland Energy MLP Fund Investment Advisory Agreement

The Trust has retained the Investment Adviser to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Highland Energy MLP Fund (the “Advisory Agreement”). The Advisory Agreement was approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, the Advisory Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During a telephonic meeting held on August 15, 2019, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2019 with respect to the Fund. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 19-20, 2019, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2019. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, and comparable funds managed by unaffiliated advisers, both of which follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other comparable funds or accounts managed by the Investment Adviser that follow investment strategies similar to those of the Fund, if any; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. In addition, the Trustees received an independent report from FUSE Research Network (“FUSE”), an independent source of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”).

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the September 19-20, 2019 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreement, including prior to the September 19-20, 2019 meeting.

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Energy MLP Fund

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including portfolio manager compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management processes. The Board of Trustees took into account the terms of the Advisory Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in connection with those services, including maintaining and monitoring its own and the Fund’s compliance program, had expanded over time as a result of regulatory, market and other developments. In this regard, the Board of Trustees considered the Investment Adviser’s preparation with respect to the reporting modernization and liquidity risk management requirements required by new SEC regulations. The Board of Trustees also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates. The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the Highland complex over the years.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board of Trustees took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance in managing the Fund.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. With respect to the Fund, the Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund, as well as comparable indices and the Fund’s applicable peer group as selected by FUSE. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other performance data, the Board of Trustees considered that the Fund had underperformed its peer group and benchmark for the one-, three- and five-year periods ended June 30, 2019, but had outperformed both year-to-date. The

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Energy MLP Fund

Board of Trustees took into account the Investment Adviser’s discussion of the Fund’s performance, including the impact of market conditions on performance, and the Fund’s strong more recent performance. With respect to the Fund, the Trustees concluded that the Fund’s overall performance and other relevant factors supported the continuation of the Advisory Agreement relating to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Advisory Agreement, the expenses that the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser of managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate.

Among other data, the Board of Trustees noted that the net management fee (including administrative fees) of the Fund was below the median of its peer group. The Board also noted that the total net expenses of the Fund were below the median of its peer group. The Board of Trustees took into account management’s discussion of the Fund’s expenses and also took into consideration the amounts waived and/or reimbursed by the Investment Adviser in the prior year and in years past.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions, and, with respect to any Fund investments in one or more other funds in the Highland fund complex, the fees paid to the Adviser of the underlying Fund and its affiliates with respect to such investments. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees considered the respective asset levels of the Fund over time and historical net expenses relative to such asset levels, the information provided by the Investment Adviser relating to its costs and information comparing the fee rates charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Board noted that the advisory fee for the Fund did not have breakpoints. The Board considered the Investment Adviser’s discussion of the Fund’s advisory fee structure. The Board of Trustees also noted that the Investment Adviser had reimbursed and/or waived expenses with respect to the Fund over the years. The Board of Trustees also noted the current level of assets in the Fund. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including, separately, the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fees to be paid to the Investment Adviser, are fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Energy MLP Fund
Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	23	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Energy MLP Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	23	Manager of Turtle Bay Resort, LLC (August 2011 — December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

32	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Energy MLP Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	President and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.	23	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Energy MLP Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	23	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

34	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Energy MLP Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees

Dustin Norris (1/6/1984)	Trustee	Indefinite Term; Trustee since February 2018; Executive Vice President since April 2019	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April 2019; and Secretary of the Interval Funds from March 2016 until April 2019.	23	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

Annual Report	35

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2019	Highland Energy MLP Fund

Trustees and Officers

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, HFRO, GAF, the Interval Funds, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

3

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of September 30, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $230,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

4	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Chief Accounting Officer at HCM; Assistant Treasurer of the Highland Funds Complex since March 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Dustin Norris (1/6/1984)	Executive Vice President; Trustee	Indefinite Term; Executive Vice President since April 2019; Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

36	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2019	Highland Energy MLP Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Lauren Thedford (1/7/1989)	Secretary since April 2019	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019; member of the AT&T Performance Arts Center, Education and Community Committee since March 2019.

Annual Report	37

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Advisers

First Foundation Advisors

18/01 Von Karman Ave., Suite 700

Irvine, CA 92612-0145

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, MO 64105-1407

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000,

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, Highland Fixed Income Fund and Highland Energy MLP Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 6-month period ended March 31, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

38	Annual Report

THIS PAGE LEFT BLANK INTENTIONALLY

THIS PAGE LEFT BLANK INTENTIONALLY

Highland Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

Highland Funds II	Annual Report, September 30, 2019

www.highlandfunds.com	HFII-MLP-AR-09/19

Item 2. Code of Ethics.

(a)

Highland Funds II (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $564,000 for the fiscal year ended September 30, 2018 and $265,000 for the fiscal year ended September 30, 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $101,000 for the fiscal year ended September 30, 2018 and $120,000 for the fiscal year ended September 30, 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $35,500 for the fiscal year ended September 30, 2018 and $36,000 for the fiscal year ended September 30, 2019. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2018 and $0 for the fiscal year ended September 30, 2019.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $35,500 for the fiscal year ended September 30, 2018 and $36,000 for the fiscal year ended September 30, 2019.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee, the Audit and Qualified Legal Compliance Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Bryan A. Ward

Ethan Powell

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Highland Funds II’s (“the Registrant”) Board of Trustees.

Item 11. Controls and Procedures.

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Remediation of Material Weakness in Internal Control over Financial Reporting. As of June 30, 2019, management remediated the material weakness previously identified as of September 30, 2018 relating to the application of ASC 820 and the reasonableness and reliability of assumptions used in the fair value model which is monitored by the Valuation Committee through the operation of a review control (the “Material Weakness”). This control was not designed at an appropriate level of precision to ensure the accurate valuation of Level 3 securities. The Material Weakness resulted in material pricing errors related to a hard-to-value security held over a period of time by Highland Global Allocation Fund, an affiliate of the Registrant which at that time was a series of the Registrant, but which was converted into a different trust effective February 13, 2019.

The steps management took to remediate this Material Weakness included: (i) enhancing a separate review control by adding control activities designed to operate at a level of precision which will enable such errors to be detected and by adding an additional member to the Valuation Sub-Committee to conduct such control activities; (ii) providing additional training to members of its Valuation Sub-Committee and Valuation Committee with respect to the application of ASC 820 and the usage of subject matter expert inputs as inputs to fair value determinations; and (iii) creating and implementing a guide for use of the Valuation Sub-Committee and the Valuation Committee for the application of ASC 820 to fair value models.

As a result of the remediation activities, management has determined that its controls were designed appropriately and at a sufficient level of precision, and have been operating effectively for a sufficient period of time, such that the Material Weakness previously identified as of December 31, 2018 has been remediated as of June 30, 2019.

(b)

Changes in Internal Controls. Other than the planned enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: December 9, 2019